UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08231

Spirit of America Investment Fund, Inc.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: (516) 390-5565

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

SPIRIT of AMERICA

ANNUAL REPORT

DECEMBER 31, 2011

HIGH YIELD TAX FREE BOND FUND

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are very pleased to provide you with the 2011 annual report for the Spirit of America High Yield Tax Free Bond Fund, (the “Fund”). We look forward to the continued inflows and further development of the Fund in this New Year.

Utilizing our many years of experience in the municipal bond market has allowed us to effectively pursue a balance between yield and risk. Our goal is to continue seeking high current income that is exempt from federal income tax, while employing a relatively conservative approach to investing in the high yield sector of the municipal market. Although the mandate of the Fund allows it to invest in lower rated securities, at this time, the focus will continue to be investing in bonds which are investment grade.

We have been proud to watch the number of investors grow. We appreciate your support of our fund and look forward to your future investment in the Spirit of America High Yield Tax Free Bond Fund.

Thank you for being a part of the Spirit of America Family of Funds.

Sincerely,

Any investment in debt securities is subject to risk and market values may fluctuate with economic conditions, interest rates, civil unrest and other factors, which will affect its market value. As with any mutual fund, an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Prospective investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The maximum sales charge on share purchases is 4.75% of the offering price. The Fund’s prospectus contains this and other information about the Fund and may be obtained through your broker or by calling 1-800-452-4892. The prospectus should be read carefully before investing.

HIGH YIELD TAX FREE BOND FUND	1

MANAGEMENT DISCUSSION

Economic Summary

High yield municipal bonds are typically issued by government entities to finance economic or industrial development projects, as well as, housing, healthcare and environmental projects. Other high yield municipal bonds are issued to finance such things as airport terminals, charter schools, and projects related to utilities. In addition, a large number of bonds have been issued by local governments in anticipation of revenues owed by the tobacco industry.

The interest payments are usually covered by a special tax or revenue from the project, and the bonds are often backed by hard assets or mortgage income associated with the project. High yield municipal bonds may also be issued to finance private projects that benefit the community, such as waste remediation or public utilities. In those cases the debt is usually backed and paid for by a corporation. As with the broader municipal market, high yield municipal bonds provide income that is exempt from federal, and sometimes state, income taxes.

At the end of 2010 there was also some negative press regarding the municipal bond market. While we maintain that it is important to acknowledge the budgetary problems that some issuers are having, we stand by our position that it is equally important to recognize the imperative of municipal bond issuers to maintain market access.

Market Commentary

Municipal bonds performed well in 2011. The 30-Year “AAA” Municipal Market Data (MMD) yield rallied from 4.68% to 3.55% due to the lack of municipal bond supply in the market. According to The Bond Buyer, municipal bond issuance in 2011 was down nearly 32% from 2010.

Only $295 billion of bonds were issued, which marked a 10-year low. Meanwhile investor’s demand has increased as default predictions from the previous year proved to be more hype than truth.

In our previous letters we said we felt there was a silver lining to all of the negative speculation about the market; these very stories which paint a negative picture of municipal bonds could also be a catalyst for making the industry even stronger than it is. Already we’ve seen some municipalities making cuts in nonessential programs, spending and other budgetary issues in order to decrease the likelihood of defaults. New Jersey has begun to make changes to pension plan contributions and public health benefits to result in savings for local governments.

IIllinois has made correcting the budget deficit a priority and is implementing controls for healthcare costs, reforming unfunded pension liabilities and cutting costs in state operations to improve the overall health of the municipalities. Recently, Governor Malloy of Connecticut implemented a change in the state’s pension funding plan that will save nearly $6 billion over the next 20 years.

The outstanding question remains, will 2012 be a year of healing for the global economy or will it be a continuation of the last few years? Spirit of America will be carefully monitoring the economy for clarification on the answer to this question.

Fund Summary

The Spirit of America High Yield Tax Free Bond Fund’s (SOAMX), (“the Fund”), objective is to maintain current income that is exempt from federal income tax, including the alternative minimum tax (“AMT”). The emphasis of the Fund is in the High Yield section of the municipal market.

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

As a High Yield Bond Fund, the mandate allows the Fund to invest in lower rated securities; however, we have kept our focus on investing in bonds in the “Baa3”/”BBB-” range and higher. Our plan is to continue with this relatively conservative approach to investing in the high yield municipal market.

In keeping with this philosophy, the Fund has been able to maintain attractive yields without venturing into the speculative, below investment grade, segment of the high yield municipal market. Currently, as of December 31, 2011, over 96% of the portfolio is investment grade or above, with 70.27% rated “A” or better. The average rating of holdings in the Fund is A/A2.

One of the Fund’s goals has been to diversify with respect to geographic location and sector. As of December 31, 2011, the Fund consists of 323 different issues varied across 44 states, 2 territories and the District of Columbia. The holdings range throughout various sectors, including areas such as: general obligations, healthcare, education, industrial development and public improvement. Also, while it certainly has not been a primary goal of the Fund, we have been able to maintain a percentage of bonds in states and territories which have a state tax exemption in New York, New Jersey and Connecticut, where a majority of our clients reside.

Return Summary

Spirit of America High Yield Tax Free Bond Fund saw inflows of $36.5 million, while outflows were $30.6 million in 2011. Since inception in March of 2008, the Fund has grown to over $102 million in net assets with 4,132 shareholder accounts. The Fund’s Net Asset Value (NAV) went from $9.04 to $9.64 during the year. We expect continued growth in assets under management in the future.

It is clear that municipal bonds will continue to play an integral role for both issuers and investors alike. We feel there is tremendous value in the municipal bond market; however, it is important to know the municipal market. Here at Spirit of America each and every credit goes through vigorous credit analysis, in addition, our trading department is staffed by traders with a wealth of knowledge and experience.

Municipal bonds have historically been relatively conservative, enduring investments. After all, much of this country’s infrastructure was built with Municipal Bonds.

We remain cautious in our approach to the municipal market in that each position is carefully analyzed. We now more than ever stand by our philosophy of buying high quality credits in municipalities with strong fundamentals.

Our plan is to proceed with the same strategy that we have utilized since the Fund’s inception. We will continue to seek out municipal bonds that provide a balance between credit risk and the potential to offer high current income and consistently attractive yields.

HIGH YIELD TAX FREE BOND FUND	3

MANAGEMENT DISCUSSION (CONT.)

Ratings are provided by Moody’s Investor Services and Standard & Poor’s. The Moody’s ratings in the following ratings explanations are in parenthesis.

AAA (Aaa) - The highest rating assigned by Moody’s and S&P. Capacity to pay interest and repay principal is extremely strong.

AA (Aa) - Debt has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB (Baa) - Debt is regarded as having an adequate capacity to pay interest and repay principal. These ratings by Moody’s and S&P are the “cut-off” for a bond to be considered investment grade. Whereas debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher-rated categories.

BB (Bb), B, CCC (Ccc), CC (Cc), C - Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or market exposure to adverse conditions and are not considered to be investment grade.

D - Debt rated “D” is in payment default. This rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Ratings are subject to change.

Ratings apply to the bonds in the portfolio. They do not remove market risk associated with the fund.

Ratings are based on Moody’s and S&P, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher of the two rating is applied thus improving the overall evaluation of the portfolio.

4	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

Summary of Portfolio Holdings

(Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America High Yield Tax Free Bond Fund

December 31, 2011

New York	19.65%	$19,670,842
Puerto Rico	15.79	15,807,545
New Jersey	7.80	7,811,641
California	5.30	5,308,453
Texas	5.03	5,034,077
Michigan	4.65	4,659,403
Florida	4.52	4,526,418
Wisconsin	2.90	2,901,595
Indiana	2.67	2,674,451
Ohio	2.67	2,671,187
Maryland	2.56	2,563,346
Pennsylvania	2.43	2,432,293
Connecticut	2.28	2,278,259
Illinois	2.21	2,210,181
Georgia	2.11	2,115,101
Louisiana	1.46	1,459,496
Washington	1.31	1,307,997
Rhode Island	1.30	1,306,123
North Dakota	1.21	1,208,023
Colorado	1.18	1,184,619
Kentucky	1.08	1,082,224
Massachusetts	0.98	982,058
Oregon	0.86	858,342
Arizona	0.84	844,147
District of Columbia	0.84	837,468
New Mexico	0.78	776,223
North Carolina	0.60	599,259
Missouri	0.48	484,655
West Virginia	0.47	474,055
Alaska	0.38	381,075
New Hampshire	0.36	355,914
Iowa	0.33	327,441
South Carolina	0.31	306,542
Montana	0.26	261,897
Kansas	0.26	258,480
Mississippi	0.26	256,890
Nebraska	0.25	245,755
Tennessee	0.22	222,178
Utah	0.21	212,599
Minnesota	0.21	206,720
Maine	0.20	204,615
Virginia	0.20	203,917
Alabama	0.20	196,793
Nevada	0.15	151,231
Virgin Islands	0.10	103,760
South Dakota	0.10	102,491
Hawaii	0.04	41,107
Total Investments	100.00%	$100,108,886

HIGH YIELD TAX FREE BOND FUND	5

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graph below compares the increase in value of a $10,000 investment in the Fund with the performance of the Barclays Capital Municipal Bond Index. The values and returns for the Fund include reinvested distributions, and the impact of the maximum sales charge of 4.75% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Total Returns
For the Periods Ended December 31, 2011

Shares
1 Year (with sales charge)	7.08%[a]
1 Year (without sales charge)	12.41%
Since Inception (with sales charge)[b]	3.63%[a]
Since Inception (without sales charge)[b]	4.95%

Past performance is not indicative of future results.

a Reflects a 4.75% front-end sales charge.

b Inception date: February 29, 2008.

Growth of $10,000

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

*	Fund commenced operations February 29, 2008.
**	The Barclays Capital Municpal Bond Index benchmark is based on a start date of February 29, 2008.

The Barclays Capital Municipal Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

6	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE PERIOD JULY 1, 2011 TO DECEMBER 31, 2011

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America High Yield Tax Free Bond Fund
	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,071.10	0.90%	$4.70
Hypothetical 5% Return	$1,000.00	$1,020.67	0.90%	$4.58

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

HIGH YIELD TAX FREE BOND FUND	7

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2011

	Principal Amount	Market Value

Municipal Bonds 97.69%

Alabama 0.19%
Cullman County Health Care Authority, Refunding Revenue Bonds, Series A, (OID), 5.75%, 02/01/19	$100,000	$99,365
Cullman County Health Care Authority, Refunding Revenue Bonds, Series A, Callable 02/01/19 @ 100 (OID), 6.75%, 02/01/29	100,000	97,428
		196,793

Alaska 0.37%
Northern TOB Securitization Corp., Refunding Revenue Bonds, Series A, Callable 06/01/14 @ 100 (OID), 5.00%, 06/01/32	500,000	381,075

Arizona 0.82%
Arizona Health Facilities Authority, Refunding Revenue Bonds, Series D, Callable 07/01/19 @ 100 (OID), 5.00%, 07/01/28	100,000	102,319
Pima County Industrial Development Authority, Refunding Revenue Bonds, Series O, Callable 07/01/16 @ 100, 5.00%, 07/01/26	745,000	632,401
State of Arizona, Public Improvements Revenue Bonds, Series A, Callable 01/01/20 @ 100 (AGM), 5.00%, 07/01/28	100,000	109,427
		844,147

California 5.18%
Bay Area Toll Authority, Highway Improvements Revenue Bonds, Callable 10/01/20 @ 100, 5.00%, 10/01/27	250,000	276,227
California Educational Facilities Authority, University & College Improvements Revenue Bonds, Callable 10/01/21 @ 100 (OID), 6.13%, 10/01/30	250,000	288,555
City of Turlock, Hospital Improvements, Certificate of Participation, Callable 10/15/14 @ 100 (OID), 5.38%, 10/15/34	250,000	220,285
City of Turlock, Hospital Improvements, Certificate of Participation, Series B, Callable 10/15/17 @ 100, 5.50%, 10/15/37	250,000	221,747
Cloverdale Unified School District, School Improvements, General Obligation Unlimited, Series A, Callable 08/01/21 @ 100, (AGM) (OID), 5.50%, 08/01/38	250,000	261,147
County of San Bernardino, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/19 @ 100, 5.50%, 08/01/22	250,000	280,350

See accompanying notes to financial statements.

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

California (cont.)
County of San Bernardino, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/19 @ 100 (OID), 5.25%, 08/01/26	$50,000	$52,121
Golden State Tobacco Securitization Corp., Refunding Revenue Bonds, Series A-1, Callable 06/01/17 @ 100, 5.75%, 06/01/47	30,000	21,764
Hesperia Public Financing Authority, Miscellaneous Purposes Tax Allocation Bonds, Series A, Callable 09/01/17 @ 100, (XLCA) (OID), 5.00%, 09/01/37	350,000	242,256
Huntington Beach Public Financing Authority, Public Improvements Revenue Bonds, Callable 09/01/21 @ 100 (OID), 4.50%, 09/01/31	250,000	254,300
State of California, Port, Airport & Marina Improvements, General Obligation Unlimited, Callable 11/01/20 @ 100, 5.00%, 11/01/25	250,000	278,240
State of California, Port, Airport & Marina Improvements, General Obligation Unlimited, Callable 11/01/20 @ 100 (OID), 5.25%, 11/01/30	250,000	272,055
State of California, Public Improvements, General Obligation Unlimited, Callable 04/01/19 @ 100, 6.00%, 04/01/35	500,000	567,320
State of California, Public Improvements, General Obligation Unlimited, Callable 04/01/19 @ 100 (OID), 6.00%, 04/01/38	100,000	112,925
State of California, Refunding Bonds, General Obligation Unlimited, Callable 10/01/19 @ 100, 5.00%, 10/01/29	250,000	270,460
State of California, Refunding Notes, General Obligation Unlimited, Callable 06/01/17 @ 100, 5.00%, 06/01/32	500,000	518,410
State of California, Refunding Notes, General Obligation Unlimited, Callable 08/01/18 @ 100 (OID), 5.00%, 08/01/34	500,000	516,370
University of California, University & College Improvements Revenue Bonds, Series A, Callable 05/15/15 @ 101, (BHAC-CR) (MBIA) (OID), 4.50%, 05/15/47	475,000	476,097
Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited, Series A, Callable 08/01/19 @ 100 (OID), 5.00%, 08/01/20	20,000	23,611
Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited, Series A, Callable 08/01/19 @ 100 (OID), 5.25%, 08/01/28	140,000	154,213
		5,308,453

HIGH YIELD TAX FREE BOND FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Colorado 1.16%
Colorado Educational & Cultural Facilities Authority, School Improvements Revenue Bonds, Callable 12/01/18 @ 102, (Moral Obligation) (OID), 7.25%, 12/01/28	$250,000	$287,950
Colorado Educational & Cultural Facilities Authority, School Improvements Revenue Bonds, Callable 12/01/18 @ 102, (Moral Obligation) (OID), 7.63%, 12/01/40	250,000	280,987
Colorado Health Facilities Authority, Refunding Revenue Bonds, Series B, Callable 01/01/20 @ 100, 5.25%, 01/01/30	100,000	106,157
Montrose Memorial Hospital, Hospital Improvements Revenue Bonds, Callable 12/01/13 @ 102 (OID), 6.00%, 12/01/33	500,000	509,525
		1,184,619

Connecticut 2.22%
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series B-2, Callable 05/15/21 @ 100 (GO OF AUTH), 4.90%, 11/15/36	450,000	461,529
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series B-2, Callable 05/15/21 @ 100 (GO OF AUTH), 5.00%, 11/15/41	200,000	205,252
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series E-2, Callable 05/15/21 @ 100 (OID), 4.63%, 11/15/41	250,000	252,163
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries D-1, Callable 05/15/20 @ 100 (GO OF AUTH), 4.38%, 11/15/31	100,000	100,169
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries E-1, Callable 05/15/20 @ 100 (GO OF AUTH), 4.88%, 11/15/46	100,000	100,369
Connecticut Housing Finance Authority, State Multi-Family Housing Revenue Bonds, Subseries F-1, Callable 05/15/21 @ 100, 4.63%, 11/15/41	215,000	216,696
Connecticut State Health & Educational Facility Authority, Hospital Improvements Revenue Bonds, Series A, Callable 07/01/21 @100, 5.00%, 07/01/32	285,000	294,348
Connecticut State Health & Educational Facility Authority, Refunding Revenue Bonds, Series P, Callable 07/01/20 @ 100, 5.00%, 07/01/28	100,000	108,034
Connecticut State Health & Educational Facility Authority, University & College Improvements Revenue Bonds, Callable 07/01/18 @ 100, (BHAC-CR) (NATL-RE) (OID), 5.00%, 07/01/37	250,000	257,817

10	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Connecticut (cont.)
Connecticut State Health & Educational Facility Authority, University & College Improvements Revenue Bonds, Series O, Callable 07/01/20 @ 100 (OID), 4.75%, 07/01/30	$100,000	$104,547
State of Connecticut Special Tax Revenue, Refunding Revenue Bonds, Callable 11/01/20 @ 100, 5.00%, 11/01/22	100,000	120,646
University of Connecticut, University & College Improvements Revenue Bonds, Series A, Callable 02/15/20 @ 100 (GO OF UNIVERSITY), 5.00%, 02/15/28	50,000	56,689
		2,278,259

District of Columbia 0.82%
District of Columbia Housing Finance Agency, Local Multi-Family Housing Revenue Bonds, Callable 12/01/21 @ 100 (Fannie Mae), 4.90%, 06/01/40	280,000	282,176
District of Columbia, Hospital Improvements Revenue Bonds, Subseries 2, Callable 07/15/18 @ 101 (FSA), 5.45%, 07/15/35	530,000	555,292
		837,468

Florida 4.42%
Citizens Property Insurance Corp. Miscellaneous Purposes Revenue Bonds, Series A-1, 4.75%, 06/01/20	150,000	162,523
City of Jacksonville, Public Improvements Revenue Bonds, Series A, Callable 10/01/19 @ 100 (OID), 4.75%, 10/01/34	200,000	211,388
City of Miami Parking System Revenue, Refunding Revenue Bonds, Callable 10/01/19 @ 100 (OID), 5.35%, 10/01/39	500,000	528,820
City of Miami, Parking Facility Improvements Revenue Bonds, Series A, Callable 07/01/20 @ 100, (AGM) (OID), 5.25%, 07/01/35	105,000	110,052
City of Miami, Parking Facility Improvements Revenue Bonds, Series A, Callable 07/01/20 @ 100, (AGM) (OID), 5.25%, 07/01/39	125,000	130,210
County of Miami-Dade Aviation Revenue, Port, Airport & Marina Improvements Revenue Bonds, Series A, Callable 10/01/20 @ 100 (OID), 5.25%, 10/01/30	150,000	159,942
County of Miami-Dade, Hospital Improvements Revenue Bonds, Callable 06/01/19 @ 100, (Assured Guaranty) (OID), 5.75%, 06/01/39	110,000	115,325
County of Miami-Dade, Public Improvements, General Obligation Unlimited, Series B1, Callable 07/01/18 @ 100 (OID), 5.63%, 07/01/38	250,000	276,473

HIGH YIELD TAX FREE BOND FUND	11

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Florida (cont.)
County of Miami-Dade, Recreational Facility Improvements Revenue Bonds, Series C, Callable 10/01/19 @ 100, (Assured Guaranty) (OID), 5.38%, 10/01/28	$250,000	$273,890
Escambia County Health Facilities Authority, Hospital Improvements Revenue Bonds, Series A, 5.00%, 08/15/14	100,000	106,253
Escambia County Health Facilities Authority, Hospital Improvements Revenue Bonds, Series A, Callable 08/15/20 @ 100 (OID), 5.50%, 08/15/24	230,000	238,117
Escambia County Health Facilities Authority, Hospital Improvements Revenue Bonds, Series A, Callable 08/15/20 @ 100 (OID), 5.75%, 08/15/29	125,000	127,800
Florida Gulf Coast University Financing Corp., University & College Improvements Revenue Bonds, Series A, Callable 02/01/21 @ 100, 5.00%, 02/01/28	100,000	106,213
Florida Gulf Coast University Financing Corp., University & College Improvements Revenue Bonds, Series A, Callable 02/01/21 @ 100 (OID), 5.50%, 02/01/34	100,000	105,774
Florida Higher Educational Facilities Financial Authority, Refunding Revenue Bonds, Callable 04/01/21 @ 100 (OID), 6.00%, 04/01/26	100,000	106,329
Florida Housing Finance Corp., State Single-Family Housing Revenue Bonds, Series 2, Callable 07/01/19 @ 100, (Ginnie Mae) (Fannie Mae) (Freddie Mac), 5.00%, 07/01/39	105,000	107,742
Florida Municipal Loan Council, Water Utility Improvements Revenue Bonds, Series D, Callable 10/01/21 @ 100, (AGM) (OID), 5.25%, 10/01/33	100,000	108,983
Florida Municipal Loan Council, Water Utility Improvements Revenue Bonds, Series D, Callable 10/01/21 @ 100, (AGM) (OID), 5.50%, 10/01/41	100,000	109,127
Greater Orlando Aviation Authority, Port, Airport & Marina Improvements Revenue Bonds, Series A, Callable 10/01/20 @ 100, 5.00%, 10/01/25	200,000	222,408
Hillsborough County Industrial Development Authority, School Improvements Revenue Bonds, Series A, Callable 05/15/17 @ 100, 5.13%, 05/15/37	250,000	202,777
North Sumter County Utility Dependent District, Water & Utility Improvements Revenue Bonds, Callable 10/01/20 @ 100, (AGM) (OID), 5.38%, 10/01/40	400,000	419,724
Orange County Health Facilities Authority, Hospital Improvements Revenue Bonds, 5.25%, 10/01/19	100,000	113,144

12	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Florida (cont.)
Palm Beach County School District, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/21 @ 100, 5.00%, 08/01/24	$45,000	$ 50,683
State of Florida, School Improvements Revenue Bonds, Series A, Callable 07/01/18 @ 101 (OID), 5.25%, 07/01/24	380,000	432,721
		4,526,418

Georgia 2.06%
Albany-Dougherty Inner City Authority, University & College Improvements Revenue Bonds, Callable 07/01/20 @ 100 (Assured Guaranty), 5.00%, 07/01/35	250,000	260,710
Albany-Dougherty Payroll Development Authority, University & College Improvements Revenue Bonds, Callable 06/15/20 @ 100, (AGM) (OID), 5.50%, 06/15/36	925,000	1,006,983
City of Atlanta, Refunding Revenue Bonds, Series B, Callable 11/01/19 @ 100, (AGM) (OID), 5.38%, 11/01/39	250,000	269,053
Coffee County Hospital Authority, Refunding Revenue Bonds, Callable 12/01/14 @ 100, 5.00%, 12/01/19	250,000	254,585
Fulton County Development Authority, University & College Improvements Revenue Bonds, Callable 04/01/21 @ 100 (OID), 5.75%, 10/01/31	50,000	55,075
Fulton County Development Authority, University & College Improvements Revenue Bonds, Callable 04/01/21 @ 100 (OID), 5.75%, 10/01/41	250,000	268,695
		2,115,101

Hawaii 0.04%
Hawaii Pacific Health, Hospital Improvements Revenue Bonds, Series B, Callable 07/01/20 @ 100 (OID), 5.75%, 07/01/40	40,000	41,107

Illinois 2.16%
City of Chicago, Local Multi-Family Housing Revenue Bonds, Callable 08/01/20 @ 100 (Freddie Mac), 4.75%, 02/01/31	250,000	255,825
Illinois Finance Authority, Hospital Improvements Revenue Bonds, Callable 02/15/18 @ 100 (OID), 5.50%, 02/15/38	250,000	256,895
Illinois Finance Authority, Hospital Improvements Revenue Bonds, Callable 08/15/19 @ 100 (OID), 7.00%, 08/15/44	260,000	273,894
Illinois Finance Authority, Hospital Improvements Revenue Bonds, Series A, Callable 08/15/18 @ 100, (Assured Guaranty) (OID), 5.25%, 08/15/47	250,000	256,295

HIGH YIELD TAX FREE BOND FUND	13

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Illinois (cont.)
Illinois Finance Authority, Hospital Improvements Revenue Bonds, Series A, Callable 08/15/21 @ 100 (OID), 5.88%, 08/15/34	$ 100,000	$ 104,280
Illinois Finance Authority, Refunding Revenue Bonds, Series A, Callable 02/15/20 @ 100 (OID), 5.50%, 08/15/24	215,000	223,245
Illinois Finance Authority, Refunding Revenue Bonds, Series A, Callable 02/15/20 @ 100 (OID), 6.00%, 08/15/38	175,000	179,846
Railsplitter Tobacco Settlement Authority, Public Improvements Revenue Bonds (OID), 5.13%, 06/01/19	250,000	279,403
Railsplitter Tobacco Settlement Authority, Public Improvements Revenue Bonds, Callable 06/01/21 @ 100 (OID), 6.00%, 06/01/28	250,000	269,340
University of Illinois, University & College Improvements Revenue Bonds, Series A, Callable 04/01/21 @ 100, 5.50%, 04/01/31	100,000	111,158
		2,210,181

Indiana 2.61%
Indiana Finance Authority, Hospital Improvements Revenue Bonds, Callable 11/01/19 @ 100 (OID), 5.25%, 11/01/39	250,000	261,560
Indiana Finance Authority, Refunding Revenue Bonds, Series A, Callable 05/01/19 @ 100, (OID), 5.75%, 05/01/31	100,000	106,881
Indiana Finance Authority, Refunding Revenue Bonds, Series A, Callable 12/01/19 @ 100 (OID), 5.25%, 12/01/38	265,000	279,710
Town of Munster, Public Improvements Tax Allocation Bonds, Callable 07/15/21 @ 100 (OID), 5.13%, 01/15/31	2,000,000	2,026,300
		2,674,451

Iowa 0.32%
Iowa Finance Authority, Hospital Improvements Revenue Bonds, Series A, Callable 08/15/19 @ 100, (Assured Guaranty) (OID), 5.38%, 08/15/29	300,000	327,441

Kansas 0.25%
Kansas Development Finance Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, 5.00%, 01/01/35	250,000	258,480

Kentucky 1.06%
Kentucky Economic Development Finance Authority, Recreational Facility Improvements Revenue Bonds, Subseries A-1, Callable 06/01/18 @ 100, (Assured Guaranty) (OID), 6.00%, 12/01/38	750,000	804,637

14	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Kentucky (cont.)
Kentucky Municipal Power Agency, Electric Light & Power Improvements Revenue Bonds, Series A, Callable 09/01/20 @ 100 (AGM), 5.00%, 09/01/23	$ 250,000	$ 277,587
		1,082,224

Louisiana 1.42%
Louisiana Public Facilities Authority, Refunding Revenue Bonds, Series A, Callable 07/01/19 @ 100 (OID), 6.00%, 07/01/29	250,000	274,283
Parish of St. John Baptist, Industrial Improvements Revenue Bonds, Series A, Callable 06/01/17 @ 100, 5.13%, 06/01/37	1,185,000	1,185,213
		1,459,496

Maine 0.20%
Maine State Housing Authority, Local Single-Family Housing Revenue Bonds, Series C, Callable 01/15/19 @ 100, 5.00%, 11/15/29	100,000	103,531
Maine State Housing Authority, State Single-Family Housing Revenue Bonds, Series A, Callable 01/15/20 @ 100, 4.25%, 11/15/27	100,000	101,084
		204,615

Maryland 2.50%
Maryland Community Development Administration, Refunding Revenue Bonds, Series B, Callable 03/01/20 @ 100, 5.13%, 09/01/30	350,000	364,291
Maryland Community Development Administration, State Multi-Family Housing Revenue Bonds, Series B, Callable 09/01/18 @ 100, 4.75%, 09/01/39	250,000	252,400
Maryland Community Development Administration, State Single-Family Housing Revenue Bonds, Series C, Callable 09/01/18 @ 100, 4.55%, 09/01/39	500,000	500,255
Maryland Economic Development Corp., Port, Airport & Marina Improvements Revenue Bonds, Series B, Callable 06/01/20 @ 100 (OID), 5.38%, 06/01/25	500,000	507,230
Maryland Economic Development Corp., Port, Airport & Marina Improvements Revenue Bonds, Series B, Callable 06/01/20 @ 100 (OID), 5.75%, 06/01/35	445,000	448,511
Maryland Health & Higher Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 05/15/20 @ 100 (OID), 4.63%, 05/15/35	60,000	61,609

HIGH YIELD TAX FREE BOND FUND	15

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Maryland (cont.)
Maryland Health & Higher Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 05/15/16 @ 100, 5.25%, 05/15/46	$165,000	$ 167,620
Montgomery County Housing Opportunites Commission, Local Multi-Family Housing Revenue Bonds, Series B-1, Callable 07/01/20 @ 100, 5.00%, 07/01/31	250,000	261,430
		2,563,346
Massachusetts 0.96%
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100 (OID), 5.20%, 01/01/27	230,000	241,647
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100 (OID), 5.25%, 01/01/29	100,000	104,644
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, Series C, 4.25%, 07/01/18	150,000	155,157
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, Series C, Callable 07/01/20 @ 100 (OID), 5.00%, 07/01/30	100,000	96,491
Massachusetts Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series A, Callable 06/01/20 @ 100 (FHA), 5.25%, 12/01/35	175,000	181,244
Massachusetts Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series C, Callable 06/01/19 @ 100, 4.85%, 12/01/29	100,000	101,682
Massachusetts Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series C, Callable 06/01/19 @ 100, 5.13%, 12/01/39	100,000	101,193
		982,058
Michigan 4.55%
Cesar Chavez Academy, Inc., School Improvements, Certificate of Participation, Callable 02/01/13 @ 102, 6.50%, 02/01/33	185,000	186,622
City of Detroit Water Supply System Revenue, Water Utility Improvements Revenue Bonds, Series A, Callable 07/01/21 @ 100 (OID), 5.00%, 07/01/31	250,000	251,500
Crossroads Charter Academy, Refunding Revenue Bonds, Callable 06/01/17 @ 100 (OID), 5.25%, 06/01/35	250,000	190,605
Michigan Public Educational Facilities Authority, School Improvements Revenue Bonds, Series A, Callable 12/01/15 @ 100, 6.00%, 12/01/35	500,000	441,270

16	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Michigan (cont.)
Michigan State Building Authority, Refunding Revenue Bonds, Series 1-A, Callable 10/15/21 @ 100 (OID), 5.20%, 10/15/31	$ 750,000	$ 824,108
Michigan State Building Authority, Refunding Revenue Bonds, Series 1-A, Callable 10/15/21 @ 100 (OID), 5.38%, 10/15/36	100,000	108,252
Michigan State Hospital Finance Authority, Refunding Revenue Bonds, Callable 11/15/19 @ 100 (OID), 5.63%, 11/15/29	100,000	106,352
Michigan State Hospital Finance Authority, Refunding Revenue Bonds, Callable 11/15/19 @ 100 (OID), 5.75%, 11/15/39	250,000	258,763
Michigan State Housing Development Authority, State Single-Family Housing Revenue Bonds, Series A, Callable 06/01/21 @ 100 (GO OF AUTH), 4.60%, 12/01/26	250,000	257,893
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A, Callable 06/01/17 @ 100 (OID), 6.00%, 06/01/48	1,000,000	719,150
Michigan Tobacco Settlement Finance Authority, Refunding Revenue Bonds, Series A, Callable 06/01/18 @ 100 (OID), 6.88%, 06/01/42	250,000	228,870
Royal Oak Hospital Finance Authority, Refunding Revenue Bonds, Series W, Callable 08/01/14 @ 100, 6.00%, 08/01/29	250,000	259,803
Royal Oak Hospital Finance Authority, Refunding Revenue Bonds, Series W, Callable 08/01/19 @ 100, 6.38%, 08/01/29	250,000	276,410
Western Michigan University, University & College Improvements Revenue Bonds, Callable 11/15/21 @ 100, 5.00%, 11/15/26	500,000	549,805
		4,659,403

Minnesota 0.20%
City of St. Cloud, Refunding Revenue Bonds, Series A, Callable 05/01/15 @ 100 (OID), 5.00%, 05/01/25	200,000	206,720

Mississippi 0.25%
Mississippi Hospital Equipment & Facilities Authority, Refunding Revenue Bonds, Callable 01/01/20 @ 100, 5.25%, 01/01/30	250,000	256,890

Missouri 0.47%
Hanley Road Corridor Transportation Development District, Refunding Revenue Bonds, Series A, Callable 10/01/19 @ 100 (OID), 5.88%, 10/01/36	250,000	267,047

HIGH YIELD TAX FREE BOND FUND	17

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Missouri (cont.)
Missouri Housing Development Commission, State Single-Family Housing Revenue Bonds, Series D, Callable 09/01/19 @ 100, (Ginnie Mae) (Fannie Mae), 4.70%, 03/01/35	$215,000	$217,608
		484,655

Montana 0.26%
Montana Facility Finance Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, 5.00%, 01/01/35	250,000	261,897

Nebraska 0.24%
Nebraska Investment Finance Authority, State Single-Family Housing Revenue Bonds, Series A, Callable 09/01/20 @ 100, (Ginnie Mae) (Fannie Mae) (Freddie Mac), 6.05%, 09/01/41	230,000	245,755

Nevada 0.15%
City of Reno, Hospital Improvements Revenue Bonds, Callable 06/01/18 @ 100, (AMBAC) (OID), 5.50%, 06/01/28	50,000	51,189
Nevada Housing Division, State Single-Family Housing Revenue Bonds, Series I, Callable 04/01/20 @ 100, (Ginnie Mae) (Fannie Mae) (Freddie Mac), 4.40%, 04/01/27	100,000	100,042
		151,231

New Hampshire 0.35%
New Hampshire Health & Education Facilities Authority, Refunding Revenue Bonds, Callable 01/01/15 @ 100, (ACA), 5.00%, 01/01/36	250,000	239,555
New Hampshire Health & Education Facilities Authority, Refunding Revenue Bonds, Callable 10/01/19 @ 100 (FHA), 6.25%, 04/01/26	100,000	116,359
		355,914

New Jersey 7.62%
Essex County Improvement Authority, Public Improvements Revenue Bonds, Series B, Callable 11/01/20 @ 100, (AGM) (OID), 5.75%, 11/01/30	250,000	274,823
Hudson County Improvement Authority, Refunding Revenue Bonds (AGM), 5.40%, 10/01/25	150,000	175,319
New Jersey Economic Development Authority, Economic Improvements Revenue Bonds, Callable 06/15/12 @ 100 (OID), 5.50%, 06/15/24	370,000	370,666

18	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

New Jersey (cont.)
New Jersey Economic Development Authority, Economic Improvements Revenue Bonds, Callable 06/15/14 @ 100 (OID), 5.75%, 06/15/29	$450,000	$459,000
New Jersey Economic Development Authority, Economic Improvements Revenue Bonds, Callable 08/01/11 @ 100, 5.63%, 06/15/19	435,000	435,348
New Jersey Economic Development Authority, Refunding Revenue Bonds, Series EE, Callable 03/01/21 @ 100 (OID), 5.25%, 09/01/24	300,000	340,305
New Jersey Economic Development Authority, Refunding Revenue Bonds, Series GG, Callable 03/01/21 @ 100, (State Appropriation) (OID), 5.25%, 09/01/26	750,000	832,778
New Jersey Economic Development Authority, School Improvements Revenue Bonds, Series CC-2, Callable 06/15/20 @ 100, 5.00%, 12/15/32	100,000	103,691
New Jersey Health Care Facilities Financing Authority, Hospital Improvements Revenue Bonds, Callable 01/01/14 @ 100, (Assured Guaranty) (OID), 5.38%, 07/01/29	500,000	515,820
New Jersey Health Care Facilities Financing Authority, Hospital Improvements Revenue Bonds, Callable 07/01/21 @ 100 (OID), 6.00%, 07/01/37	200,000	221,334
New Jersey Health Care Facilities Financing Authority, Hospital Improvements Revenue Bonds, Series A, Callable 10/01/19 @ 100, (State Appropriation) (OID), 5.75%, 10/01/31	520,000	570,586
New Jersey Health Care Facilities Financing Authority, Refunding Revenue Bonds, Series A, Callable 07/01/18 @ 100 (OID), 5.00%, 07/01/27	275,000	285,326
New Jersey Higher Education Assistance Authority, Revenue Bonds, Series 2, Callable 12/01/20 @ 100 (OID), 5.00%, 12/01/36	65,000	65,369
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Series 1A, Callable 12/01/19 @ 100, 5.25%, 12/01/32	100,000	103,994
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Series 1A, Callable 12/01/19 @100, 5.25%, 12/01/28	250,000	266,627
New Jersey Housing & Mortgage Finance Agency, State Single-Family Housing Revenue Bonds, Series CC, Callable 04/01/19 @ 100, 5.00%, 10/01/34	185,000	184,735

HIGH YIELD TAX FREE BOND FUND	19

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

New Jersey (cont.)
New Jersey Transportation Trust Fund Authority, Transit Improvements Revenue Bonds, Series A, Callable 06/15/21 @ 100 (State Appropriation), 5.00%, 06/15/22	$100,000	$ 115,540
New Jersey Transportation Trust Fund Authority, Transit Improvements Revenue Bonds, Series A, Callable 06/15/21 @ 100, (State Appropriation) (OID), 5.00%, 06/15/26	750,000	816,495
New Jersey Transportation Trust Fund Authority, Transit Improvements Revenue Bonds, Series A, Callable 06/15/21 @ 100, (State Appropriation) (OID), 5.25%, 06/15/31	170,000	182,424
New Jersey Transportation Trust Fund Authority, Transit Improvements Revenue Bonds, Series B, Callable 06/15/21 @ 100 (OID), 5.00%, 06/15/42	200,000	207,308
Newark Housing Authority, Public Improvements Revenue Bonds, Callable 12/01/19 @ 100 (Assured Guaranty) (GO OF CITY), 6.75%, 12/01/38	750,000	887,460
Tobacco Settlement Financing Corp., Refunding Revenue Bonds, Series 1A, Callable 06/01/17 @ 100 (OID), 5.00%, 06/01/41	550,000	396,693
		7,811,641

New Mexico 0.76%
New Mexico Hospital Equipment Loan Council, Hospital Improvements Revenue Bonds, Callable 08/01/19 @ 100, 5.13%, 08/01/35	445,000	467,032
New Mexico Hospital Equipment Loan Council, Hospital Improvements Revenue Bonds, Callable 08/01/19 @ 100 (OID), 5.00%, 08/01/39	225,000	233,606
Village of Los Ranchos de Albuquerque, Refunding Revenue Bonds, Callable 09/01/20 @ 100 (OID), 4.50%, 09/01/40	75,000	75,585
		776,223

New York 19.19%
City of New York, Public Improvements, General Obligation Unlimited, Series A-1, Callable 08/01/21 @ 100 (OID), 4.50%, 08/01/35	500,000	519,305
Hudson Yards Infrastructure Corp., Public Improvements Revenue Bonds, Series A, Callable 02/15/21 @ 100, 5.25%, 02/15/47	200,000	206,718
Hudson Yards Infrastructure Corp., Public Improvements Revenue Bonds, Series A, Callable 02/15/21 @ 100, 5.75%, 02/15/47	250,000	270,415

20	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

New York (cont.)
Hudson Yards Infrastructure Corp., Transit Improvements Revenue Bonds, Series A, Callable 02/15/17 @ 100, 5.00%, 02/15/47	$ 50,000	$ 50,311
Long Island Power Authority, Electric Light & Power Improvements Revenue Bonds, Series A, Callable 05/01/21 @ 100 (AGM), 5.00%, 05/01/36	125,000	133,137
Long Island Power Authority, Refunding Revenue Bonds, Series A, Callable 04/01/19 @ 100 (OID), 5.75%, 04/01/39	250,000	276,747
Metropolitan Transportation Authority, Refunding Revenue Bonds, Series A, Callable 11/15/12 @ 100, 5.75%, 11/15/32	250,000	259,887
Metropolitan Transportation Authority, Refunding Revenue Bonds, Series D, Callable 11/15/20 @ 100 (OID), 5.25%, 11/15/34	500,000	541,565
Metropolitan Transportation Authority, Refunding Revenue Bonds, Series E, Callable 11/15/12 @ 100, (BHAC-CR) (OID), 5.25%, 11/15/31	500,000	515,625
Metropolitan Transportation Authority, Transit Improvements Revenue Bonds, Series A, Callable 11/15/21 @ 100 (OID), 5.00%, 11/15/37	250,000	260,663
Metropolitan Transportation Authority, Transit Improvements Revenue Bonds, Series A, Callable 11/15/21 @ 100 (OID), 5.00%, 11/15/46	350,000	363,230
Metropolitan Transportation Authority, Transit Improvements Revenue Bonds, Series D, Callable 11/15/21 @ 100, 5.00%, 11/15/36	250,000	260,865
Metropolitan Transportation Authority, Transit Improvements Revenue Bonds, Series D, Callable 11/15/21 @ 100 (OID), 4.75%, 11/15/36	250,000	254,920
Metropolitan Transportation Authority, Transit Improvements Revenue Bonds, Series D, Callable 11/15/21 @ 100 (OID), 4.88%, 11/15/46	100,000	102,394
Monroe County Industrial Development Corp., Hospital Improvements Revenue Bonds, Callable 02/15/21 @ 100 (FHA), 5.75%, 08/15/35	250,000	288,883
New York City Housing Development Corp, Local Multi-Family Housing Revenue Bonds, Series K, Callable 05/01/19 @ 100, 4.75%, 11/01/29	100,000	101,726
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series A, Callable 09/15/19 @ 100 (Fannie Mae), 4.50%, 09/15/25	200,000	206,824

HIGH YIELD TAX FREE BOND FUND	21

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

New York (cont.)
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series C, Callable 11/01/19 @ 100, 4.95%, 05/01/47	$ 500,000	$507,090
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series D-1-A, Callable 05/01/20 @ 100, 4.85%, 11/01/35	250,000	253,230
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series F, Callable 05/01/19 @ 100, 4.60%, 11/01/29	100,000	100,954
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series F, Callable 05/01/19 @ 100, 4.85%, 05/01/41	250,000	250,747
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series G, Callable 11/01/20 @ 100, 4.75%, 05/01/41	250,000	253,223
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series J-1, 5.00%, 05/01/20	150,000	166,344
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series L-1, Callable 03/16/20 @ 100, 4.90%, 11/01/40	250,000	251,997
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series L-1, Callable 03/16/20 @ 100, 4.95%, 11/01/43	250,000	252,330
New York City Housing Development Corp., Refunding Revenue Bonds, Series J, Callable 05/01/19 @ 100, 4.80%, 05/01/36	250,000	252,907
New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 01/01/19 @ 100, (Assured Guaranty) (OID), 6.50%, 01/01/46	650,000	695,845
New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 09/01/16 @ 100 (FGIC), 5.00%, 03/01/31	145,000	146,670
New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 09/01/16 @ 100 (NATL-RE), 5.00%, 03/01/36	200,000	200,152
New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 09/01/16 @ 100 (FGIC), 5.00%, 03/01/46	3,000,000	2,970,690

22	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

New York (cont.)
New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 09/01/16 @ 100, (FGIC) (OID), 4.50%, 03/01/39	$100,000	$ 91,914
New York City Transitional Finance Authority Building Aid Revenue, School Improvements Revenue Bonds, Series S-3, Callable 01/15/19 @ 100, (State Aid Withholding) (OID), 5.38%, 01/15/34	250,000	272,153
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements Revenue Bonds, Series C, Callable 11/01/20 @ 100 (OID), 5.00%, 11/01/33	500,000	546,550
New York City Trust For Cultural Resources, Refunding Revenue Bonds, Series A, Callable 12/01/19 @ 100, 5.00%, 12/01/39	100,000	104,782
New York Convention Center Development Corp., Recreational Facility Improvements Revenue Bonds, Callable 11/15/15 @ 100 (AMBAC), 5.00%, 11/15/44	250,000	254,815
New York Liberty Development Corp., Refunding Revenue Bonds, Callable 01/15/20 @ 100, 5.63%, 07/15/47	250,000	254,925
New York Mortgage Agency, Refunding Revenue Bonds, 5.00%, 04/01/18	50,000	56,419
New York State Dormitory Authority, Hospital Improvements Revenue Bonds, Series A, Callable 05/01/17 @ 100, 5.00%, 05/01/22	650,000	704,821
New York State Dormitory Authority, Hospital Improvements Revenue Bonds, Series A, Callable 05/01/19 @ 100, 5.50%, 05/01/30	500,000	540,250
New York State Dormitory Authority, Hospital Improvements Revenue Bonds, Series A, Callable 05/01/19 @ 100 (OID), 5.50%, 05/01/37	350,000	372,501
New York State Dormitory Authority, Hospital Improvements Revenue Bonds, Series A, Callable 11/01/16 @ 100, 5.00%, 11/01/34	700,000	718,025
New York State Dormitory Authority, Refunding Revenue Bonds, 5.00%, 08/15/21	100,000	118,608
New York State Dormitory Authority, Refunding Revenue Bonds, Series A, Callable 05/01/21 @ 100 (OID), 5.00%, 05/01/32	500,000	517,290
New York State Dormitory Authority, Refunding Revenue Bonds, Series A, Callable 05/01/21 @ 100 (OID), 5.00%, 05/01/41	500,000	505,910

HIGH YIELD TAX FREE BOND FUND	23

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

New York (cont.)
New York State Dormitory Authority, Refunding Revenue Bonds, Series A, Callable 07/01/20 @ 100, 5.00%, 07/01/26	$300,000	$316,329
New York State Dormitory Authority, School Improvements Revenue Bonds, Series B, Callable 10/01/20 @ 100, (GO OF DISTS) (AGM), 4.75%, 10/01/40	165,000	170,231
New York State Dormitory Authority, University & College Improvements Revenue Bonds, Callable 07/01/19 @ 100, (GO OF INSTN) (OID), 5.25%, 07/01/33	200,000	213,374
New York State Dormitory Authority, University & College Improvements Revenue Bonds, Callable 07/01/19 @ 100, (GO OF INSTN) (OID), 5.13%, 07/01/39	250,000	262,433
New York State Dormitory Authority, University & College Improvements Revenue Bonds, Series A, Callable 07/01/18 @ 100, 5.25%, 07/01/48	750,000	803,557
New York State Dormitory Authority, University & College Improvements Revenue Bonds, Series A, Callable 07/01/21 @ 100 (OID), 5.25%, 07/01/30	50,000	55,311
New York State Dormitory Authority, University & College Improvements Revenue Bonds, Series A, Callable 07/01/21 @ 100 (OID), 5.25%, 07/01/31	40,000	43,982
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series A, Callable 05/01/20 @ 100, 4.85%, 11/01/36	100,000	100,818
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.80%, 11/01/34	250,000	254,775
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.85%, 11/01/41	205,000	209,293
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series B, Callable 05/01/19 @ 100, 5.00%, 11/01/45	150,000	152,815
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series B, Callable 05/01/20 @ 100 (SONYMA), 4.75%, 05/01/31	200,000	205,806
New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series B, Callable 05/01/20 @ 100 (SONYMA), 5.20%, 05/01/42	500,000	514,590
New York State Urban Development Corp., Public Improvements Revenue Bonds, Series A, 5.00%, 03/15/20	100,000	124,621

24	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

New York (cont.)
Tobacco Settlement Financing Corp., Housing Revenue Bonds, Series B-1C, Callable 06/01/13 @ 100, 5.50%, 06/01/19	$ 250,000	$ 268,550
		19,670,842

North Carolina 0.58%
Charlotte-Mecklenburg Hospital Authority, Refunding Revenue Bonds, Series A, Callable 01/15/19 @ 100 (OID), 5.25%, 01/15/34	100,000	105,274
North Carolina Eastern Municipal Power Agency, Refunding Revenue Bonds, Series B, Callable 01/01/19 @ 100 (OID), 4.50%, 01/01/22	250,000	276,137
North Carolina Turnpike Authority, Highway Improvements Revenue Bonds, Series A, Callable 01/01/19 @ 100, (Assured Guaranty) (OID), 5.75%, 01/01/39	200,000	217,848
		599,259

North Dakota 1.18%
City of Grand Forks, Hospital Improvements Revenue Bonds, Callable 08/01/11 @ 100 (NATL-RE) (OID), 5.63%, 08/15/27	1,105,000	1,105,111
North Dakota Housing Finance Agency, State Single-Family Housing Revenue Bonds, Series B, Callable 01/01/21 @ 100, 4.45%, 01/01/25	100,000	102,912
		1,208,023

Ohio 2.61%
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes Revenue Bonds, Series A-2, Callable 06/01/17 @ 100 (OID), 5.88%, 06/01/30	2,395,000	1,782,814
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes Revenue Bonds, Series A-2, Callable 06/01/17 @ 100 (OID), 6.00%, 06/01/42	410,000	301,030
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes Revenue Bonds, Series A-2, Callable 06/01/17 @ 100, 6.50%, 06/01/47	80,000	63,026
Ohio Higher Educational Facility Commission, Hospital Improvements Revenue Bonds, Series A, Callable 01/15/15 @ 100, 7.00%, 01/15/39	250,000	267,357
Ohio Higher Educational Facility Commission, Refunding Revenue Bonds, Callable 07/01/20 @ 100 (OID), 5.00%, 07/01/44	250,000	256,960
		2,671,187

HIGH YIELD TAX FREE BOND FUND	25

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Oregon 0.84%
Medford Hospital Facilities Authority, Refunding Revenue Bonds, Callable 08/15/20 @ 100 (AGM), 5.00%, 08/15/21	$100,000	$ 113,612
Medford Hospital Facilities Authority, Refunding Revenue Bonds, Callable 08/15/20 @ 100 (AGM), 5.50%, 08/15/28	250,000	278,427
Medford Hospital Facilities Authority, Refunding Revenue Bonds, Callable 08/15/20 @ 100, (AGM) (OID), 5.13%, 08/15/40	250,000	260,315
Oregon State Facilities Authority, Refunding Revenue Bonds, Series A, Callable 11/01/19 @ 100, 5.00%, 11/01/39	200,000	205,988
		858,342

Pennsylvania 2.37%
City of Philadelphia, Public Improvements, General Obligation Limited, Series B, Callable 07/15/16 @ 100, (Assured Guaranty) (OID), 7.13%, 07/15/38	750,000	852,495
City of Philadelphia, Refunding Bonds, General Obligation Unlimited, Callable 08/01/16 @ 100 (OID), 5.88%, 08/01/31	220,000	236,883
City of Philadelphia, Refunding Bonds, General Obligation Unlimited, Callable 08/01/20 @ 100, (AGM) (OID), 5.25%, 08/01/26	135,000	146,325
Montgomery County Industrial Development Authority, Hospital Improvements Revenue Bonds, Callable 08/01/20 @ 100 (FHA), 5.38%, 08/01/38	500,000	530,450
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 08/15/21 @ 100 (OID), 5.25%, 08/15/26	175,000	192,306
Pennsylvania Higher Educational Facilities Authority, University & College Improvements Revenue Bonds, Callable 05/01/13 @ 100 (OID), 5.50%, 05/01/34	100,000	100,764
Philadelphia Municipal Authority, Public Improvements Revenue Bonds, Callable 04/01/19 @ 100 (OID), 6.38%, 04/01/29	250,000	267,663
Philadelphia Municipal Authority, Public Improvements Revenue Bonds, Callable 04/01/19 @ 100 (OID), 6.50%, 04/01/39	100,000	105,407
		2,432,293

26	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Puerto Rico 15.43%
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/14 @ 100, 5.25%, 07/01/20	$350,000	$363,461
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/14 @ 100, 5.00%, 07/01/24	500,000	507,470
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/14 @ 100 (CIFG-TCRS), 5.00%, 07/01/29	200,000	201,954
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/16 @ 100, 5.25%, 07/01/26	250,000	257,337
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/18 @ 100 (OID), 5.38%, 07/01/33	250,000	251,563
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series E, Callable 07/01/16 @ 100 (OID), 5.63%, 07/01/32	625,000	645,344
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Callable 07/01/16 @ 100, 5.00%, 07/01/18	250,000	266,523
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A, (NATL-RE), 5.50%, 07/01/19	500,000	559,090
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A, Callable 07/01/16 @ 100 (AGM), 6.00%, 07/01/33	350,000	377,013
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A, Callable 07/01/16 @ 100 (OID), 6.13%, 07/01/33	100,000	105,252
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A, Callable 07/01/18 @ 100 (OID), 5.00%, 07/01/22	250,000	261,545
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A, Callable 07/01/21 @ 100, (AGM) (OID), 5.38%, 07/01/25	375,000	412,271
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A-4, Callable 01/01/20 @ 101 (AGM), 5.00%, 07/01/31	200,000	207,624

HIGH YIELD TAX FREE BOND FUND	27

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Puerto Rico (cont.)
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series B, Callable 07/01/14 @ 100, 5.88%, 07/01/36	$ 100,000	$ 102,164
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series C, Callable 07/01/16 @ 100 (AGM), 6.00%, 07/01/36	500,000	535,415
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series C, Callable 07/01/19 @ 100 (OID), 6.00%, 07/01/39	1,525,000	1,622,219
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series C, Callable 07/01/21 @ 100 (AGM) (OID), 5.25%, 07/01/26	100,000	108,310
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Water & Utility Improvements Revenue Bonds, Series A, Callable 07/01/18 @ 100 (OID), 6.00%, 07/01/44	355,000	370,670
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Water & Utility Improvements Revenue Bonds, Series A, Callable 07/01/18 @ 100 (OID), 6.00%, 07/01/38	500,000	527,130
Puerto Rico Electric Power Authority, Electric Light & Power Improvements Revenue Bonds, Series RR, Callable 07/01/15 @ 100 (AGM), 5.00%, 07/01/20	500,000	533,915
Puerto Rico Electric Power Authority, Electric Light & Power Improvements Revenue Bonds, Series XX, Callable 07/01/15 @ 100 (OID), 5.25%, 07/01/35	250,000	253,493
Puerto Rico Electric Power Authority, Refunding Revenue Bonds, Series CCC, Callable 07/01/20 @ 100, 5.00%, 07/01/28	250,000	259,273
Puerto Rico Highway & Transportation Authority, Highway Improvements Revenue Bonds, Series D, Callable 07/01/12 @ 100, (AGM) (OID), 5.00%, 07/01/12	30,000	30,691
Puerto Rico Highway & Transportation Authority, Highway Improvements Revenue Bonds, Series D, Callable 07/01/12 @ 100, (AGM) (OID), 5.00%, 07/01/32	220,000	220,449
Puerto Rico Highway & Transportation Authority, Refunding Revenue Bonds, Series AA-1, Callable 07/01/20 @ 100 (AGM), 4.95%, 07/01/12	105,000	107,420
Puerto Rico Highway & Transportation Authority, Refunding Revenue Bonds, Series AA-1, Callable 07/01/20 @ 100 (AGM), 4.95%, 07/01/26	95,000	99,766

28	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Puerto Rico (cont.)
Puerto Rico Highway & Transportation Authority, Refunding Revenue Bonds, Series H, Callable 07/01/13 @ 100, 5.45%, 07/01/12	$ 80,000	$ 82,019
Puerto Rico Highway & Transportation Authority, Refunding Revenue Bonds, Series H, Callable 07/01/20 @ 100, 5.45%, 07/01/35	20,000	20,408
Puerto Rico Public Buildings Authority, Economic Improvements Revenue Bonds, Series N, Callable 07/01/17 @ 100, (Commonwealth Guaranteed), 5.50%, 07/01/20	210,000	226,672
Puerto Rico Public Buildings Authority, Public Improvements Revenue Bonds, Series I, Callable 07/01/14 @ 100, (Commonwealth Guaranteed) (OID), 5.25%, 07/01/33	645,000	651,579
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series M, (Commonwealth Guaranteed), 6.00%, 07/01/20	20,000	22,886
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series M, (Commonwealth Guaranteed), 6.25%, 07/01/31	620,000	722,598
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 06/01/14 @ 100 (Commonwealth Guaranteed), 7.00%, 07/01/25	250,000	268,393
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 07/01/19 @ 100, (Commonwealth Guaranteed) (OID), 6.25%, 07/01/26	380,000	425,209
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 07/01/19 @ 100, (Commonwealth Guaranteed) (OID), 6.75%, 07/01/36	240,000	268,510
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series Q, Callable 07/01/14 @ 100 (Commonwealth Guaranteed), 6.00%, 07/01/38	100,000	102,406
Puerto Rico Sales Tax Financing Corp., Public Improvements Revenue Bonds, Series A, Callable 02/01/20 @ 100, 4.38%, 08/01/20	175,000	192,397
Puerto Rico Sales Tax Financing Corp., Public Improvements Revenue Bonds, Series A, Callable 02/01/20 @ 100, 4.88%, 08/01/24	250,000	270,150
Puerto Rico Sales Tax Financing Corp., Public Improvements Revenue Bonds, Series A, Callable 02/01/20 @ 100 (OID), 5.25%, 08/01/30	100,000	105,859

HIGH YIELD TAX FREE BOND FUND	29

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Puerto Rico (cont.)
Puerto Rico Sales Tax Financing Corp., Public Improvements Revenue Bonds, Series A, Callable 02/01/20 @ 100, (AGM) (OID), 5.00%, 08/01/40	$ 250,000	$ 256,840
Puerto Rico Sales Tax Financing Corp., Public Improvements Revenue Bonds, Series A, Callable 08/01/19 @ 100 (OID), 5.75%, 08/01/37	420,000	454,759
Puerto Rico Sales Tax Financing Corp., Public Improvements Revenue Bonds, Series C, Callable 08/01/20 @ 100, 6.00%, 08/01/39	1,500,000	1,655,145
Puerto Rico Sales Tax Financing Corp., Public Improvements Revenue Bonds, Series C, Callable 08/01/20 @ 100 (OID), 5.38%, 08/01/36	850,000	894,353
		15,807,545

Rhode Island 1.27%
Rhode Island Housing & Mortgage Finance Corp., State Multi-Family Housing Revenue Bonds, Series 1, Callable 04/01/20 @ 100, 5.38%, 10/01/35	215,000	218,485
Rhode Island Housing & Mortgage Finance Corp., State Multi-Family Housing Revenue Bonds, Series 1, Callable 04/01/20 @ 100, 5.88%, 10/01/51	250,000	258,125
Rhode Island Student Loan Authority, Student Loans Revenue Bonds, Series A, Callable 12/01/19 @ 100, 6.35%, 12/01/30	500,000	533,850
Rhode Island Turnpike & Bridge Authority, Highway Improvements Revenue Bonds, Series A, Callable 12/01/20 @ 100 (OID), 5.13%, 12/01/35	250,000	259,677
Rhode Island Turnpike & Bridge Authority, Highway Improvements Revenue Bonds, Series A, Callable 12/01/20 @ 100 (OID), 5.00%, 12/01/39	35,000	35,986
		1,306,123

South Carolina 0.30%
South Carolina Jobs-Economic Development Authority, Refunding Revenue Bonds, Callable 08/01/14 @ 100 (OID), 5.75%, 08/01/36	250,000	255,187
South Carolina Jobs-Economic Development Authority, Refunding Revenue Bonds, Callable 08/01/19 @ 100 (OID), 5.75%, 08/01/39	50,000	51,355
		306,542

30	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

South Dakota 0.10%
South Dakota Housing Development Authority, State Single-Family Housing Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.70%, 05/01/27	$ 100,000	$ 102,491

Tennessee 0.22%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements Revenue Bonds, Series A-1, Callable 07/01/20 @ 100, 5.00%, 07/01/26	200,000	222,178

Texas 4.91%
City of Houston, Refunding Revenue Bonds, Series A, Callable 09/01/21 @ 100, 5.25%, 09/01/29	500,000	531,490
Garza County Public Facility Corp., Public Improvements Revenue Bonds, Callable 10/01/16 @ 100, 5.75%, 10/01/25	250,000	256,573
Harris County Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, 5.00%, 10/01/19	100,000	117,258
Harris County Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, Callable 10/01/19 @ 100 (OID), 4.75%, 10/01/25	175,000	187,745
North Texas Tollway Authority, Refunding Revenue Bonds, Callable 01/01/21 @ 100 (OID), 6.00%, 01/01/38	100,000	109,749
North Texas Tollway Authority, Refunding Revenue Bonds, Series F, Callable 01/01/16 @ 100, 6.13%, 01/01/31	1,250,000	1,322,475
Schertz-Seguin Local Government Corp., Water Utility Improvements Revenue Bonds, Callable 02/01/19 @ 100, (AGM) (OID), 4.75%, 02/01/38	100,000	101,618
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements Revenue Bonds, Series B, (Assured Guaranty) (OID), 4.50%, 09/01/19	100,000	109,401
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements Revenue Bonds, Series B, Callable 09/01/14 @ 100, (Assured Guaranty) (OID), 5.38%, 09/01/30	1,000,000	1,030,950
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements Revenue Bonds, Series B, Callable 09/01/19 @ 100, (Assured Guaranty) (OID), 5.13%, 09/01/25	100,000	107,967
Tarrant County Health Facilities Development Corp., Hospital Improvements Revenue Bonds, Series A, 5.00%, 12/01/16	50,000	56,600

HIGH YIELD TAX FREE BOND FUND	31

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Texas (cont.)
Tarrant County Health Facilities Development Corp., Hospital Improvements Revenue Bonds, Series A, Callable 12/01/19 @ 100, 5.00%, 12/01/23	$100,000	$109,483
Texas A&M University, Refunding Revenue Bonds, Series B, Callable 05/15/20 @ 100, 5.00%, 05/15/39	100,000	108,896
Texas State Public Finance Authority Charter School Finance Corp., Refunding Revenue Bonds, Series A, Callable 02/15/14 @ 100, (ACA), 5.00%, 02/15/36	900,000	883,872
		5,034,077

Utah 0.21%
UtahHousing Corp., State Single-Family Housing Revenue Bonds, Series A1, Callable 01/01/21 @ 100, 5.25%, 01/01/25	100,000	106,330
Utah Housing Corp., State Single-Family Housing Revenue Bonds, Series A1, Callable 01/01/21 @ 100, 5.75%, 01/01/33	100,000	106,269
		212,599

Virgin Islands 0.10%
Virgin Islands Public Finance Authority, Refunding Revenue Bonds, Series B, Callable 10/01/19 @ 100, 5.00%, 10/01/25	100,000	103,760

Virginia 0.20%
Virginia Housing Development Authority, State Multi-Family Housing Revenue Bonds, Series E, Callable 04/01/20 @ 100 (GO OF AUTH), 4.50%, 10/01/45	215,000	203,917

Washington 1.28%
Washington Health Care Facilities Authority, Hospital Improvements Revenue Bonds, Callable 10/01/19 @ 100 (OID), 5.63%, 10/01/38	500,000	545,590
Washington Health Care Facilities Authority, Refunding Revenue Bonds, Callable 11/01/19 @ 100, 5.00%, 11/01/28	250,000	259,317
Washington State Housing Finance Commission, State Single-Family Housing Revenue Bonds, Series 2N, Callable 06/01/19 @ 100, (Ginnie Mae) (Fannie Mae) (Freddie Mac), 4.70%, 06/01/36	500,000	503,090
		1,307,997

West Virginia 0.46%
West Virginia Hospital Finance Authority, Hospital Improvements Revenue Bonds, Series A, 5.00%, 09/01/19	250,000	267,867

32	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

West Virginia (cont.)
West Virginia Hospital Finance Authority, Hospital Improvements Revenue Bonds, Series A, Callable 09/01/19 @ 100, (OID), 5.63%, 09/01/32	$ 200,000	$ 206,188
		474,055

Wisconsin 2.83%
Wisconsin Health & Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 08/15/16 @ 100, 5.25%, 08/15/18	400,000	422,052
Wisconsin Health & Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 08/15/16 @ 100, 5.25%, 08/15/31	100,000	96,090
Wisconsin Health & Educational Facilities Authority, Hospital Improvements Revenue Bonds, Series A, Callable 04/15/15 @ 100 (OID), 5.63%, 04/15/33	100,000	101,618
Wisconsin Health & Educational Facilities Authority, Refunding Revenue Bonds, Series A, Callable 08/15/13 @ 100, (OID), 5.13%, 08/15/33	1,815,000	1,698,967
Wisconsin Health & Educational Facilities Authority, Refunding Revenue Bonds, Series B, Callable 08/15/16 @ 100, 5.13%, 08/15/30	500,000	479,420
Wisconsin Housing & Economic Development Authority, State Multi-Family Housing Revenue Bonds, Series A, Callable 05/01/20 @ 100, (GO OF AUTH) (OID), 5.63%, 11/01/35	100,000	103,448
		2,901,595

Total Investments — 97.69% (Cost $94,374,788*)		$100,108,886
Cash and Other Assets Net of Liabilities — 2.31%		2,368,459

NET ASSETS — 100.00%		$102,477,345

HIGH YIELD TAX FREE BOND FUND	33

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

ACA - Insured by ACA Financial Guaranty Corp.

AGM - Assured Guaranty Municipal.

AMBAC - Insured by AMBAC Indemnity Corp.

BHAC-CR - Berkshire Hathaway Assurance Corp. Custodial Receipts

CIFG - Insured by CDC IXIS Financial Guaranty.

FGIC - Insured by Financial Guaranty Insurance Corp.

FHA - Insured by Federal Housing Administration.

FSA - Financial Security Assurance.

GO - General Obligation

MBIA - Insured by MBIA.

NATL-RE - Insured by National Public Finance Guarantee Corp.

OID - Original Issue Discount

TCRS - Transferable Custodial Receipts.

XLCA - Insured by XL Capital Assurance.

*	The aggregate cost for federal income tax purposes is $94,374,788, and net unrealized appreciation consists of:

Gross unrealized appreciation	$6,137,504
Gross unrealized depreciation	(403,406)
Net unrealized appreciation	$5,734,098

34	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2011

ASSETS
Investments in securities at value (cost $94,374,788) (Note 1)	$100,108,886
Cash	869,044
Receivable for Fund shares sold	249,857
Dividends and interest receivable	1,557,121
Prepaid expenses	18,906
TOTAL ASSETS	102,803,814

LIABILITIES
Payable for Fund shares redeemed	127,276
Payable for investment advisory fees	27,905
Payable for accounting and administration fees	19,628
Payable for distributions to shareholders	73,580
Payable for audit fees	17,100
Payable for distribution fees (Note 3)	12,873
Payable for printing fees	22,446
Other accrued expenses	25,661
TOTAL LIABILITIES	326,469
NET ASSETS	$102,477,345
Net assets applicable to 10,633,891 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$102,477,345
Net asset value and redemption price per share ($102,477,345 ÷ 10,633,891 shares)	$9.64
Maximum offering price per share ($9.64 ÷ 0.9525)	$10.12

SOURCE OF NET ASSETS
As of December 31, 2011, net assets consisted of:
Paid-in capital	$98,224,730
Accumulated net realized loss on investments	(1,481,483)
Net unrealized appreciation on investments	5,734,098
NET ASSETS	$102,477,345

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	35

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Interest	$5,891,995
TOTAL INVESTMENT INCOME	5,891,995

EXPENSES
Investment Advisory fees (Note 3)	571,956
Distribution fees (Note 3)	142,989
Accounting and Administration fees	172,214
Auditing fees	17,100
Chief Compliance Officer salary (Note 3)	5,247
Custodian fees	26,880
Directors’ fees	10,309
Insurance expense	26,859
Legal fees	9,551
Printing expense	47,282
Registration fees	16,009
Transfer Agent fees	99,851
Other expenses	1,921
TOTAL EXPENSES	1,148,168
Fees waived and reimbursed by Adviser (Note 3)	(290,233)
NET EXPENSES	857,935
NET INVESTMENT INCOME	5,034,060

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investment transactions	(682,303)
Net change in unrealized appreciation/depreciation of investments	6,974,854
Net realized and unrealized gain on investments	6,292,551
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,326,611

See accompanying notes to financial statements.

36	SPIRIT OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

OPERATIONS
Net investment income	$5,034,060	$4,460,385
Net realized (loss) from investment transactions	(682,303)	(59,259)
Net change in unrealized appreciation/depreciation of investments	6,974,854	(3,307,963)
Net increase in net assets resulting from operations	11,326,611	1,093,163

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income	(5,034,061)	(4,460,385)
Total distributions to shareholders	(5,034,061)	(4,460,385)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	33,309,253	38,416,153
Shares issued from reinvestment of distributions	3,266,808	2,859,028
Shares redeemed	(30,645,335)	(15,582,869)
Increase in net assets derived from capital share transactions (a)	5,930,726	25,692,312
Total increase in net assets	12,223,276	22,325,090

NET ASSETS
Beginning of period	90,254,069	67,928,979
End of period	$102,477,345	$90,254,069

(a) Transactions in capital stock were:
Shares sold	3,588,339	4,036,428
Shares issued from reinvestment of distributions	354,418	302,002
Shares redeemed	(3,296,904)	(1,642,926)
Increase in shares outstanding	645,853	2,695,504

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	37

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Period Ended December 31, 2008*

Net Asset Value, Beginning of Period	$9.04	$9.31	$7.59	$10.00

Income from Investment Operations:
Net investment income	0.49 [1]	0.51 [1]	0.55 [1]	0.47 [1]
Net realized and unrealized gain (loss) on investments	0.60	(0.27)	1.73	(2.41)
Total from investment operations	1.09	0.24	2.28	(1.94)

Less Distributions:
Distributions from net investment income	(0.49)	(0.51)	(0.56)	(0.47)
Total distributions	(0.49)	(0.51)	(0.56)	(0.47)
Net Asset Value, End of Period	$9.64	$9.04	$9.31	$7.59
Total Return[2]	12.41%	2.44%	30.78%	(20.05%)
Ratios/Supplemental Data
Net assets, end of period (000)	$102,477	$90,254	$67,929	$22,974
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.20%	1.22%	1.41%	1.84%[3]
After expense reimbursement or recapture	0.90%	0.90%	0.90%	0.30%[3]
Ratio of net investment income to average net assets	5.28%	5.32%	6.22%	6.42%[3]
Portfolio turnover	23.10%	8.66%	5.87%	6.63%[4]

[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Calculation does not reflect sales load.
[3]	Calculation is annualized.
[4]	Calculation is not annualized.
*	The Fund commenced operations on February 29, 2008.

See accompanying notes to financial statements.

38	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS	DECEMBER 31, 2011

Note 1—Significant Accounting Policies

Spirit of America High Yield Tax Free Bond Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end non-diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on February 29, 2008. The Fund seeks high current income that is exempt from federal income tax, investing at least 80% of its assets in municipal bonds. The Fund offers one class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.
• Level 2 –

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –

Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

HIGH YIELD TAX FREE BOND FUND	39

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2011

The summary of inputs used to value the Fund’s net assets as of December 31, 2011 is as follows:

High Yield Tax Free Bond Fund
Valuation Inputs
Level 1 - Quoted Prices	$—
Level 2 - Other Significant Observable Inputs *	100,108,886
Level 3 - Significant Unobservable Inputs	—
Total Market Value of Investments	$100,108,886
* Security Types as defined in the Schedule of Investments

During the year ended December 31, 2011, the Fund recognized no transfers to/from Level 1 or Level 2.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, the Funds do not have any Level 3 securities in their portfolios. To the extent the Funds’ portfolios were ever to be invested in such Level 3 securities, management will evaluate the implications of ASU

No. 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

40	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2011

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be declared daily and paid monthly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

Note 2 - Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2011, excluding short-term investments, were $26,873,969 and $21,736,932, respectively.

Note 3 - Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the

Adviser a monthly fee of 1/12 of 0.60% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2011 were $571,956.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 0.90% of the average daily net assets of the Fund through April 30, 2012. For the year ended December 31, 2011, the Adviser reimbursed the Fund $290,233.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of December 31, 2011 was $780,389. Of this balance, $222,225 will expire in 2012, $267,931 will expire in 2013, and $290,233 will expire in 2014.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.15% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2011, fees paid to the Distributor under the Plan were $142,989.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2011, sales charges received by the Distributor were $1,547,137. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase. Certain

HIGH YIELD TAX FREE BOND FUND	41

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2011

redemptions made within seven years of purchase are subject to a CDSC, in accordance with the Fund’s current prospectus.

Certain Officers and Directors of the Company are “affiliated persons,” as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $1,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2011, the Fund was allocated $5,247 of the Chief Compliance Officer’s salary.

Note 4 - Concentration and Other Risks

The Fund is non-diversified such that the Fund may invest a larger percentage of its assets in a given security than a diversified fund.

The Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Fund may invest in junk bonds.

The Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

Other risks include income risk, liquidity risk, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

42	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2011

Note 5 – Federal Income Taxes

The tax character of distributions paid during the years ended December 31, 2011 and 2010 were as follows:

Tax Basis Distributions
	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions
12/31/2011	$576,209	$4,457,852	$0	$5,034,061
12/31/2010	$549,814	$3,910,571	$0	$4,460,385

Distribution classifications may differ from the Statement of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

At December 31, 2011, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

Capital Loss Carryforward	$(1,480,642)
Deferred Post-October Losses	(841)
Unrealized depreciation	5,734,098
Total Distributable Earnings	$4,252,615

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes of $1,480,642, of which $40,049 and $570,717 are available to reduce future required distributions of net capital gains to shareholders through the years of 2016 and 2017, respectively.

As of December 31, 2011, the Fund had a short-term capital loss carryforward of $366,467 and a long-term capital loss carryforward of $503,409 available to offset future realized capital gains. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act are effective for the Funds’ fiscal year ended December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

For the year ended December 31, 2011, the Fund had Deferred Post-October Losses of $841.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the four year period ended December 31, 2011, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6 – Reclassification

Permanent differences, incurred during the year ended December 31, 2011, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in-capital as follows:

Increase (Decrease)
Paid-In-Capital	$(1)
Accumulated Net Investment Income	1

HIGH YIELD TAX FREE BOND FUND	43

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

Note 7 – Other Matters

On May 27, 2011, the Financial Industry Regulatory Authority (“FINRA”) filed a complaint against David Lerner Associates, Inc. (“DLA”), the Funds’ principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securites. In January 2012, FINRA amended its complaint to include allegations of false and misleading communications with the public in connection with certain correspondence with customers and investment seminars; and added David Lerner as an individual respondent. DLA intends to vigorously defend the complaints and expects to be vindicated in court. However, there cannot be any assurance that if FINRA and/or the class action plaintiffs were to ultimately be successful in the pursuit of the claims and if damages and/or other sanctions are assessed against DLA and/or Mr. Lerner, that such sanctions would not materially affect DLA’s ability to act as the Funds’ principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Management currently expects that any resolution of the action against the Distributor will not have a material adverse impact on the Funds. Neither the Company nor any of the Funds are a party to any of the above listed investigations or actions.

On May 7, 2010, each of William Mason, the Portfolio Manager for the Income Fund and DLA, the Funds’ principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of FINRA dated May 7, 2010, relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. Both Mr. Mason and DLA are vigorously defending this action. However, there cannot be any assurance that, if FINRA were to be successful in this action, and assess sanctions against Mr. Mason and/or DLA, such sanctions would not materially and adversely affect Mr. Mason’s ability to act as the Portfolio Manager for the Income Fund, and DLA’s ability to act as principal underwriter and distributor for the Funds, although it is not considered likely at this time that such material and adverse affects would occur.

Note 8 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Exempt Interest Dividends

For the period ended December 31, 2011, in accordance with the Internal Revenue Code 852 (b)(5), the Fund qualifies to designate $4,457,852 as exempt-interest dividends. Shareholders may treat these distributions as excludable from gross income per Internal Revenue Code 103(a).

44	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2011

Qualified Interest Income

For the year ended December 31, 2011, 100% of the distributions paid by the Fund from ordinary income are designated as qualified interest income pursuant to The American Jobs Creation Act of 2004.

HIGH YIELD TAX FREE BOND FUND	45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America

High Yield Tax Free Bond Fund and

Board of Directors Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statements of assets and liabilities of Spirit of America High Yield Tax Free Bond Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period February 29, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spirit of America High Yield Tax Free Bond Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period February 29, 2008 to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 21, 2012

46	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT	DECEMBER 31, 2011

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on November 9, 2011, and reconvened on December 8, 2011, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, review and consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund and Spirit of America Income Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors, voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request any additional materials. In advance of the Meeting, the Board, including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15(c) questionnaire and the responses provided by the Adviser; (ii) information on the investment performance of the Funds and relevant indices over various time periods; (iii) sales and redemption data with respect to the Funds; (iv) the general investment outlook in the markets in which the Funds invest; (v) arrangements with respect to the distribution of the Funds’ shares; (vi) the procedures employed to determine the value of each Fund’s assets; (vii) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (viii) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (ix) information comparing the overall fees and specifically the fees under the Advisory Agreement with the fees paid by other similar mutual funds; (x) the Form ADV of the Adviser; and (xi) information comparing the performance of the Funds with the performance of other similar mutual funds; and (xii) a memorandum from Independent Counsel regarding the responsibilities of the Board related to the approval of the Advisory Agreement.

HIGH YIELD TAX FREE BOND FUND	47

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2011

In evaluating the Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:.

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as other compensation received by the Adviser and its affiliates;.

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;.

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•	The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds.

At the Meeting, Independent Counsel also referred the Board to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of the investment advisory agreements on behalf of each of the Funds. Independent Counsel also informed the Board of the recent legal proceedings and U.S. Supreme Court actions with respect to Jones v. Harris Assocs. L.P. and Gallus v. Ameriprise Financial and it was noted that the decisions in both cases had essentially affirmed the Gartenberg standards. In addition, the Independent Directors met at length with Independent Counsel in executive session during the reconvening of the Meeting, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent

48	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2011

Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance results, especially over the long-term, consistent with the investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Lipper Inc. regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of the Funds. Recognizing that the fees paid by the Funds were higher than the medians in their peer groups, the Board nonetheless noted that the fees were still close to the median and that several peer funds had higher fees.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the

HIGH YIELD TAX FREE BOND FUND	49

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS (CONT.)	DECEMBER 31, 2011

form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuance of the Advisory Agreement was in the best interests of each Fund.

50	SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (75) Director, Chairman of the Board, President	Since 1998	President and founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	4	Director of Spirit of America Management Corp., the Company’s investment adviser; Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

Daniel Lerner[3] (50) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	4	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (75) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	4	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (75) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	4	Director of Freight Management Systems, Inc.

Richard Weinberger (75) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	4	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (58) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (51) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.
2	Each Director serves for an indefinite term, until his successor is elected.
3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.
4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

HIGH YIELD TAX FREE BOND FUND	51

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America High Yield Tax Free Bond Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended December 31, 2011, are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser
Spirit of America Management Corp.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Shareholder Services
BNY Mellon Investment Servicing (U.S.) Inc.
760 Moore Road
King of Prussia, PA 19406

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Counsel
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174

For additional information about the Spirit of America High Yield Tax Free Bond Fund, call (800) 452-4892 or (610) 382-7819. This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, risks, policies, expenses, and other information.

©Copyright 2011 Spirit of America SOAHY-AR11

SPIRIT of AMERICA

ANNUAL REPORT

DECEMBER 31, 2011

REAL ESTATE INCOME AND GROWTH FUND

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are happy to have this opportunity to share with you, our shareholders, the Annual Report for the Spirit of America Real Estate Income and Growth Fund. This includes a review of our performance for 2011, and our thoughts on the economy, and the securities markets.

At Spirit of America Investment Funds, our team takes a comprehensive approach to investing. We analyze economic trends, and evaluate industries that could benefit from those trends. Based upon this analysis, we select investments we believe are positioned to provide the best potential returns. Our portfolio managers utilize their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis.

Despite the challenges our country continues to face, we see indications that the economy

Sincerely,

has continued to grow. As the economy recovers, we see an opportunity to accumulate stocks at what we believe are attractive valuations.

The Spirit of America Real Estate Income and Growth Fund’s investment philosophy continues to be to seek enduring value in the bricks and mortar of America by investing in real estate companies which own office buildings, shopping malls, hotels, apartments, and other properties. Our goal is to maximize total return to shareholders by benefitting from the income generated through the rental of these properties, while also participating in potential long term appreciation of property values.

We appreciate your continued support, and look forward to your future investment in the Spirit of America Real Estate Income and Growth Fund.

Any investment in equity securities is subject to risk and market values may fluctuate with economic conditions, interest rates, civil unrest, natural disasters and other factors, which will affect its market value. As with any mutual fund, an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Prospective investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The maximum sales charge on share purchases is 5.25% of the offering price. The Fund’s prospectus contains this and other information about the Fund and may be obtained through your broker or by calling 1-800-452-4892. The prospectus should be read carefully before investing.

REAL ESTATE INCOME AND GROWTH FUND	1

MANAGEMENT DISCUSSION

Economic Summary

Economic growth slowed in mid-2011, as credit markets were roiled by the European debt crisis and the downgrade of U.S. debt. Nonetheless, growth in the U.S. remained positive throughout the year. Although unemployment remained unacceptably high in 2011, ending the year at 8.5%, we note that first time jobless claims remain well below peak levels, and private sector employment has enjoyed a multi-month growth. These are both very positive signs for future job growth and economic expansion. Consumer spending continues to rise, and the recovery in manufacturing activity has remained a bright spot.

While many have called for a double-dip recession, we believe that the economy will continue to expand as we head into 2012. In our view, tighter financial conditions in the second half of 2011 could lead to sub-trend growth in the first half of 2012. However, as financial conditions ease, we think employment gains will accelerate, as will GDP growth, as we approach the second half of 2012. As such, we will continually reposition our investment portfolio to best take advantage of the opportunities we see in the constantly changing economic environment.

Market Summary

For 2011, the S&P 500 improved 2.09% on a total return basis. Although shares of companies in the Financial Sector generally lagged the broader market following the passage of Dodd-Frank financial overhaul legislation, the potential impact of sovereign debt defaults in the Euro zone, and the downgrade of U.S. debt. As members of the financial sector, REITs were not immune from these concerns, reaching higher highs, and lower lows, than the broader market. However, for the full year the MSCI US REIT Index provided a total return of 8.69%, once again outperforming the S&P 500 by significant margin.

We believe real estate markets have begun to benefit from increasing availability of credit, improving fundamentals, and stronger balance sheets. Unlike private property owners, publicly traded REITs have been able to access the public markets to issue bonds and raise equity. This means they have been able to meet debt maturities and shore up their financial stability more quickly than their private peers. As a result, we believe publicly traded REITs, with their lower cost of capital, will continue to outperform the private real estate markets over the near term.

Fund Summary

The Spirit of America Real Estate Income and Growth Fund, SOAAX (the “Fund”), remained diversified across several property types, and many geographic areas. Entering into 2011, the fund had increased its exposure to more economically sensitive companies. While this may have been a contrarian view, in light of the slowdown in economic growth and the European debt crisis, we remained committed to our macroeconomic view, and our belief that the aforementioned events were buying opportunities.

Relative to our benchmark index, the Fund was underweight Healthcare and Self Storage and Shopping Center REITs. Given the sharp decline in homeownership, the fund was on average overweight

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

Residential REIT shares. The fund’s overweight position in hotel shares was predicated on a rebound in business travel.

As the year progressed, and volatility increased, the Fund reduced its exposure to companies with higher average debt ratios, and retrenched to what we viewed as a somewhat more defensive position. The Fund also introduced some preferred stocks to the portfolio in an effort to reduce volatility and increase income.

Return Summary

The Spirit of America Real Estate Income and Growth Fund, SOAAX (the “Fund”), had a total return of 3.02% (no load, gross of fees) for the year ending December 31, 2011 (Source: BNY Mellon). This compares to the 8.69% returned by its benchmark, the MSCI US REIT Index, for the same period.

While our economic assumptions proved largely correct, equity markets reacted to the downgrade of U.S. debt and events in Europe with increased volatility. As a result, the total return of markets was below our expectations. In addition, the Fund’s more aggressive stance resulted in underperformance vs. its benchmark.

Over the past one year period, the Fund provided a total return of -4.13% including all fees and sales load. As of December 31, 2011, the Fund’s annualized five year return was –6.85%, while the average annual return over the past ten years was 4.89%, (Source: BNY Mellon).

Summary of Portfolio Holdings

(Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America

Real Estate Income and Growth Fund

December 31, 2011

Apartments (REITs)	21.51%	$30,305,033
Regional Malls (REITs)	19.71	27,762,903

Diversified (REITs)	14.47	20,387,342
Health Care (REITs)	10.39	14,635,514

Hotels (REITs)	10.20	14,375,998
Office Space (REITs)	8.71	12,275,000

Shopping Centers (REITs)	6.41	9,026,560
Industrial (REITs)	3.03	4,272,150

Manufactured Homes (REITs)	2.98	4,200,950
Storage (REITs)	1.85	2,602,922

Net Lease (REITs)	0.74	1,047,286

Total Investments	100.00%	$140,891,658

REAL ESTATE INCOME AND GROWTH FUND	3

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graphs shown compare the increase in value of a $10,000 investment in the Spirit of America Real Estate Income and Growth Fund – Class A and Class B with the performance of the MSCI US REIT Index. The values and returns for the Spirit of America Real Estate Income and Growth Fund – Class A include reinvested distributions, and the impact of the maximum sales charge of 5.25% placed on purchases. The values and returns for the Spirit of America Real Estate Income and Growth Fund – Class B include reinvested distributions, and the impact of the contingent deferred sales charge at redemption. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Total Returns

For the Year Ended December 31, 2011

	Class A Shares	Class B Shares

1 Year (with sales charge)	(4.13%)[a]	(5.19%)[b]

1 Year (without sales charge)	1.24%	0.54%

5 Years (with sales charge)	(6.85%)[a]	(6.81%)[b]

5 Years (without sales charge)	(5.84%)	(6.52%)

10 Years (with sales charge)	4.89%[a]	4.71%[b]

10 Years (without sales charge)	5.46%	4.71%

Past performance is not indicative of future results.

a	Reflects a 5.25% front-end sales charge.
b	Reflects a contingent deferred sales charge of 5.75%.

* The fund commenced operations on January 9, 1998.

** The fund commenced operations on March 6, 1998.

The Morgan Stanley Capital International (“MSCI”) US REIT Index is an unmanaged index. The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

4	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JULY 1, 2011 TO DECEMBER 31, 2011

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America Real Estate Income and Growth Fund
	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return
Class A	$1,000.00	$ 930.10	1.77%	$ 8.61
Class B	$1,000.00	$ 926.90	2.47%	$12.00
Hypothetical 5% Return
Class A	$1,000.00	$1,016.28	1.77%	$ 9.00
Class B	$1,000.00	$1,012.75	2.47%	$12.53

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period (184), multiplied by the number of days in the period, then divided by 365.

REAL ESTATE INCOME AND GROWTH FUND	5

SCHEDULE OF INVESTMENTS | DECEMBER 31, 2011

	Shares	Market Value
Common Stocks 95.80%

Apartments (REITs) 21.56%
Apartment Investment & Management Co., Class A	75,000	$1,718,250
Associated Estates Realty Corp.	200,372	3,195,933
BRE Properties, Inc.	40,000	2,019,200
Camden Property Trust	40,000	2,489,600
Colonial Properties Trust	45,000	938,700
Equity Residential	140,000	7,984,200
Essex Property Trust, Inc.	10,000	1,405,100
Home Properties, Inc.	41,000	2,360,370
Mid-America Apartment Communities, Inc.	45,000	2,814,750
UDR, Inc.	214,300	5,378,930
		30,305,033

Diversified (REITs) 12.10%
Coresite Realty Corp.	25,000	445,500
Digital Realty Trust, Inc.	75,000	5,000,250
DuPont Fabros Technology, Inc.	160,000	3,875,200
Vornado Realty Trust	100,000	7,686,000
		17,006,950

Health Care (REITs) 10.41%
HCP, Inc.	190,000	7,871,700
Health Care REIT, Inc.	29,300	1,597,729
Healthcare Realty Trust, Inc.	84,994	1,580,039
National Health Investors, Inc.	50,200	2,207,796

Ventas, Inc.	25,000	1,378,250
		14,635,514

Hotels (REITs) 8.19%
Ashford Hospitality Trust, Inc.	167,520	1,340,160
Chesapeake Lodging Trust	24,300	375,678
DiamondRock Hospitality Co.	95,103	916,793
FelCor Lodging Trust, Inc.*	705,000	2,150,250
Hersha Hospitality Trust	162,400	792,512
Host Hotels & Resorts, Inc.	275,000	4,061,750
LaSalle Hotel Properties	30,000	726,300
Strategic Hotels & Resorts, Inc.*	100,000	537,000
Sunstone Hotel Investors, Inc.*	75,000	611,250
		11,511,693

Industrial (REITs) 3.04%
First Industrial Realty Trust, Inc.*	30,000	306,900
First Potomac Realty Trust	30,000	391,500
ProLogis, Inc.	125,000	3,573,750
		4,272,150

See accompanying notes to financial statements.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2011

	Shares	Market Value

Manufactured Homes (REITs) 2.99%
Sun Communities, Inc.	115,000	$4,200,950

Net Lease (REITs) 0.75%
National Retail Properties, Inc.	39,700	1,047,286

Office Space (REITs) 8.74%
BioMed Realty Trust, Inc.	110,000	1,988,800
Boston Properties, Inc.	75,000	7,470,000
Hudson Pacific Properties, Inc.	20,000	283,200
Mack-Cali Realty Corp.	20,000	533,800
SL Green Realty Corp.	30,000	1,999,200
		12,275,000

Regional Malls (REITs) 19.75%
CBL & Associates Properties, Inc.	100,000	1,570,000
Macerich Co. (The)	100,000	5,060,000
Simon Property Group, Inc.	116,211	14,984,246
Tanger Factory Outlet Centers, Inc.	50,858	1,491,157
Taubman Centers, Inc.	75,000	4,657,500
		27,762,903

Shopping Centers (REITs) 6.42%
DDR Corp.	113,000	1,375,210
Equity One, Inc.	30,000	509,400
Federal Realty Investment Trust	25,000	2,268,750
Kimco Realty Corp.	200,000	3,248,000
Regency Centers Corp.	20,000	752,400
Weingarten Realty Investors	40,000	872,800
		9,026,560

Storage (REITs) 1.85%
CubeSmart	40,000	425,600
Sovran Self Storage, Inc.	51,027	2,177,322
		2,602,922
Total Common Stocks (Cost $98,383,090)		134,646,961

REAL ESTATE INCOME AND GROWTH FUND	7

SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2011

	Shares	Market Value

Preferred Stocks 4.44%

Diversified (REITs) 2.40%
Digital Realty Trust, Inc. Series E 7.00%	40,000	$1,023,600
Dupont Fabros Technology, Inc. Series B 7.63%	7,800	194,532
PS Business Parks, Inc. Series O 7.38%	40,000	1,007,200
Vornado Realty Trust Series H 6.75%	46,000	1,155,060
		3,380,392

Hotels (REITs) 2.04%
Ashford Hospitality Trust, Inc. Series E 9.00%	20,000	487,000
FelCor Lodging Trust, Inc. Series C 8.00%	30,000	675,300
Hersha Hospitality Trust Series B 8.00%	3,000	66,300
Pebblebrook Hotel Trust Series B 8.00%	40,000	912,400
Sunstone Hotel Investors, Inc. Series D 8.00%	31,934	723,305
		2,864,305
Total Preferred Stocks (Cost $6,172,981)		6,244,697

Total Investments — 100.24% (Cost $104,556,071**)		$140,891,658
Liabilities Less Other Assets — (0.24)%		(336,583)
NET ASSETS — 100.00%		$140,555,075

REITs - Real Estate Investment Trusts
* Non-income producing security.
** Aggregate cost for federal income tax purposes is $105,679,935, and net unrealized appreciation consists of:

Gross unrealized appreciation		$43,055,953
Gross unrealized depreciation		(7,844,230)
Net unrealized appreciation		$35,211,723

8	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES | DECEMBER 31, 2011

ASSETS
Investments in securities at value (cost $104,556,071) (Note 1)	$140,891,658
Dividends and interest receivable	604,779
Receivable for investments sold	1,080,875
Receivable for Fund shares sold	104,418
Prepaid expenses	19,229
TOTAL ASSETS	142,700,959

LIABILITIES
Due to custodian	1,630,783
Payable for Fund shares redeemed	251,362
Payable for investment advisory fees	113,613
Payable for distribution fees	36,052
Other accrued expenses	114,074
TOTAL LIABILITIES	2,145,884
NET ASSETS	$140,555,075

Class A Shares
Net assets applicable to 15,655,262 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$139,027,490
Net asset value and redemption price per Class A Share ($139,027,490 ÷ 15,655,262 shares)	$8.88
Maximum offering price per share ($8.88 ÷ 0.9475)	$9.37

Class B Shares
Net assets applicable to 168,745 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$1,527,585
Net asset value and redemption price per Class B Share ($1,527,585 ÷ 168,745 shares)(a)	$9.05

SOURCE OF NET ASSETS
As of December 31, 2011, net assets consisted of: Paid-in capital	$147,292,630
Accumulated net realized loss on investments	(43,073,142)
Net unrealized appreciation on investments	36,335,587
NET ASSETS	$140,555,075

(a)	Redemption price varies based on length of time held.

See accompanying notes to financial statements.

REAL ESTATE INCOME AND GROWTH FUND	9

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011
INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $1,750)	$3,612,514
Interest	680
TOTAL INVESTMENT INCOME	3,613,194

EXPENSES
Investment Advisory fees (Note 3)	1,651,360
Distribution fees - Class A (Note 3)	504,749
Distribution fees - Class B (Note 3)	19,936
Administration and Accounting fees	172,981
Auditing fees	21,500
Chief Compliance Officer salary (Note 3)	9,365
Custodian fees	35,818
Directors’ fees	19,018
Insurance expense	57,169
Legal fees	16,941
Printing expense	65,373
Registration fees	18,655
Transfer Agent fees	383,779
Other expenses	1,824
NET EXPENSES	2,978,468
NET INVESTMENT INCOME	634,726

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investment transactions and REITs	(23,489,957)
Net change in unrealized appreciation/depreciation of investments	25,060,422
Net realized and unrealized gain on investments	1,570,465
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,205,191

See accompanying notes to financial statements.

10	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

OPERATIONS
Net investment income	$634,726	$796,561
Net realized gain (loss) from investment transactions and REITs	(23,489,957)	4,617,409
Net change in unrealized appreciation/depreciation of investments	25,060,422	43,164,205
Net increase in net assets resulting from operations	2,205,191	48,578,175

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income:
Class A	(634,726)	(795,059)
Class B	—	(1,502)
Total distributions from net investment income	(634,726)	(796,561)
Distributions from realized gains:
Class A	—	(2,281,812)
Class B	—	(20,130)
Total distributions from realized gains	—	(2,301,942)
Return of capital:
Class A	(2,114,298)	—
Class B	(15,613)	—
Total distributions from return of capital to shareholders	(2,129,911)	—
Total distributions to shareholders	(2,764,637)	(3,098,503)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold:
Class A	17,425,857	17,601,224
Class B	26,425	47,440
Shares issued from reinvestment of distributions:
Class A	2,333,825	2,546,757
Class B	12,204	17,442
Shares redeemed:
Class A	(63,630,023)	(38,723,815)
Class B	(820,207)	(1,076,730)
Decrease in net assets derived from capital share transactions (a)	(44,651,919)	(19,587,682)
Total increase (decrease) in net assets	(45,211,365)	25,891,990
NET ASSETS
Beginning of period	185,766,440	159,874,450
End of period	$140,555,075	$185,766,440

REAL ESTATE INCOME AND GROWTH FUND	11

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
(a) Transactions in capital stock were:
Shares sold:
Class A	1,907,243	2,236,317
Class B	2,871	5,868
Shares issued from reinvestment of distributions:
Class A	260,191	300,027
Class B	1,333	2,033
Shares redeemed:
Class A	(7,035,731)	(4,912,763)
Class B	(90,268)	(134,927)
Decrease in shares outstanding	(4,954,361)	(2,503,445)

See accompanying notes to financial statements.

12	SPIRIT OF AMERICA

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FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.	Class A For the Year Ended December 31, 2011	Class A For the Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$8.94	$6.87

Income from Investment Operations:
Net investment income	0.03 [1]	0.04 [1]
Net realized and unrealized gain (loss) on investments	0.08	2.18
Total from investment operations	0.11	2.22

Less Distributions:
Distributions from net investment income	(0.04)	(0.04)
Distributions from capital gains	—	(0.11)
Distributions from return of capital	(0.13)	—
Total distributions	(0.17)	(0.15)
Net Asset Value, End of Period	$8.88	$8.94
Total Return[2]	1.24%	32.41%
Ratios/Supplemental Data
Net assets, end of period (000)	$139,027	$183,450
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.74%	1.75%
After expense reimbursement or recapture	1.74%	1.77%
Ratio of net investment income to average net assets	0.38%	0.47%
Portfolio turnover	6.71%	12.68%

	Class B For the Year Ended December 31, 2011	Class B For the Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$9.09	$6.97

Income from Investment Operations:
Net investment income	(0.02)[1]	(0.01)[1]
Net realized and unrealized gain (loss) on investments	0.07	2.21
Total from investment operations	0.05	2.20

Less Distributions:
Distributions from net investment income	—	—
Distributions from capital gains	—	(0.08)
Distributions from return of capital	(0.09)	—
Total distributions	(0.09)	(0.08)
Net Asset Value, End of Period	$9.05	$9.09
Total Return[5]	0.54%	31.63%

Ratios/Supplemental Data
Net assets, end of period (000)	$1,528	$2,317
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	2.44%	2.45%
After expense reimbursement or recapture	2.44%	2.47%
Ratio of net investment income to average net assets	(0.26)%	(0.09)%
Portfolio turnover	6.71%	12.68%

1	Calculated based on the average number of shares outstanding during the period.
2	Calculation does not reflect sales load.
3	Calculation is not annualized.
4	Calculation is annualized.
5	Calculation does not reflect CDSC charges.
*	The Fund’s fiscal year-end changed from October 31 to December 31, effective December 31, 2007.

See accompanying notes to financial statements.

14	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS (CONT.)

Class A For the Year Ended December 31, 2009	Class A For the Year Ended December 31, 2008	Class A For the Two-Month Period Ended December 31, 2007*	Class A For the Year Ended October 31, 2007
$5.38	$11.31	$14.42	$16.22
0.12 [1]	0.32 [1]	0.08	0.32
1.58	(5.77)	(2.14)	(0.94)
1.70	(5.45)	(2.06)	(0.62)
(0.12)	(0.31)	(0.08)	(0.32)
—	(0.09)	(0.95)	(0.86)
(0.09)	(0.08)	(0.02)	—
(0.21)	(0.48)	(1.05)	(1.18)
$6.87	$5.38	$11.31	$14.42
32.20%	(48.46)%	(14.53)%[3]	(4.09)%

$157,212	$111,160	$215,592	$253,674

1.99%	1.85%	1.75%[4]	1.68%
1.97%	1.85%	1.75%[4]	1.68%
2.25%	3.26%	3.82%[4]	2.04%
17.74%	80.23%	0.42%[3]	4.20%

Class B For the Year Ended December 31, 2009	Class B For the Year Ended December 31, 2008	Class B For the Two-Month Period Ended December 31, 2007*	Class B For the Year Ended October 31, 2007
$5.48	$11.54	$14.68	$16.49
0.11 [1]	0.25 [1]	0.06	0.21
1.56	(5.84)	(2.17)	(0.95)
1.67	(5.59)	(2.11)	(0.74)
(0.09)	(0.29)	(0.06)	(0.21)
—	(0.10)	(0.95)	(0.86)
(0.09)	(0.08)	(0.02)	—
(0.18)	(0.47)	(1.03)	(1.07)
$6.97	$5.48	$11.54	$14.68
31.01%	(48.80)%	(14.64)%[3]	(4.78)%

$2,662	$2,991	$7,645	$9,491

2.70%	2.54%	2.45%[4]	2.38%
2.67%	2.54%	2.45%[4]	2.38%
2.09%	2.46%	3.12%[4]	1.34%
17.74%	80.23%	0.42%[3]	4.20%

See accompanying notes to financial statements.

REAL ESTATE INCOME AND GROWTH FUND	15

NOTES TO FINANCIAL STATEMENTS | DECEMBER 31, 2011

Note 1 - Significant Accounting Policies

Spirit of America Real Estate Income and Growth Fund (the “Fund”), a series of the Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on January 9, 1998.

The Fund changed its fiscal year-end from October 31 to December 31, effective beginning with the period ended December 31, 2007.

The Fund seeks current income and growth of capital by investing in equity real estate investment trusts (“REITs”) and the equity securities of real estate industry companies.

The Fund offers two classes of shares (Class A Shares and Class B Shares). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share of each class of the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having maturities of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | DECEMBER 31, 2011

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value the Fund’s net assets as of December 31, 2011 is as follows:

Real Estate Income and Growth Fund
Valuation Inputs
Level 1 - Quoted Prices *	$140,891,658
Level 2 - Other Significant Observable Inputs	—
Level 3 - Significant Unobservable Inputs	—
Total Market Value of Investments	$140,891,658
* Industries as defined in the Schedule of Investments

During the year ended December 31, 2011, the Fund recognized no transfers to/from Level 1 or Level 2.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December

15, 2011. At this time, the Funds do not have any Level 3 securities in their portfolios. To the extent the Funds’ portfolios were ever to be invested in such Level 3 securities, management will evaluate the implications of ASU No. 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes.

REAL ESTATE INCOME AND GROWTH FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.) | DECEMBER 31, 2011

Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Option Contracts: The Fund may purchase and write call options to increase or decrease its exposure to underlying securities equity risk. An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in options contracts require the Fund to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Fund, on expiration date, as realized losses on investments.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund, on the expiration date, as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

E. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

F. Net Asset Value Per Share: The methodology and procedures for determining NAV are identical for each class of shares, but due to the specific distribution expenses and other costs allocable to each class of shares, the NAV of each class of shares will vary. Class A Shares are purchased at the offering price per share (which includes a sales load), while Class B Shares are purchased at the net asset value per share.

G. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) ½ DECEMBER 31, 2011

reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

H. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be paid quarterly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares. The Fund has made certain investments in REITs which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Note 2 - Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2011, excluding short-term investments, were $11,574,667 and $55,482,568, respectively.

Note 3 - Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the

“Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.97% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2011, were $1,651,360.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses for Class A Shares and Class B Shares will not exceed 1.97%, and 2.67%, respectively, of the average daily net assets of each class through April 30, 2012. For the year ended December 31, 2011, there were no advisory fees reimbursed to the Fund.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. For the year ended December 31, 2011, the Fund did not reimburse the Adviser. There is no balance of recoverable expenses to the Adviser at December 31, 2011.

The Fund has adopted distribution plans for Class A Shares and Class B Shares pursuant to Rule 12b-1 (each a “Plan”). Each Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”), a monthly fee of 1/12 of 0.30% and 1/12 of 1.00% from the average daily net assets of Class A Shares and Class B Shares, respectively, for the Distributor’s services and expenses in distributing shares of each class and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2011, fees paid to the Distributor under the Plan were $504,749 for Class A Shares and $19,936 for Class B Shares.

REAL ESTATE INCOME AND GROWTH FUND	19

NOTES TO FINANCIAL STATEMENTS (CONT.) | DECEMBER 31, 2011

The Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2011, sales charges on Class A Shares paid to the Distributor were $842,362. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase on Class A Shares. Certain redemptions of the Fund’s Class B Shares made within seven years of purchase are subject to a CDSC, in accordance with the Fund’s current prospectus. For the year ended December 31, 2011, CDSC fees on Class B Shares paid to the Distributor were $7,419.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $1,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’

fees paid to affiliated Directors of the Company. For the year ended December 31, 2011, the Fund was allocated $9,365 of the Chief Compliance Officer’s salary.

Note 4 – Concentration Risk

The Fund invests primarily in real estate related securities. A fund that concentrates its investments is subject to greater risk of loss than a fund that has a more diversified portfolio of investments. Investments in real estate and real estate-related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to these risks to a greater extent. The stocks purchased by the Fund may not appreciate in value as the Adviser anticipates. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

20	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) ½ DECEMBER 31, 2011

Note 5 – Federal Income Taxes

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Taxable Distributions

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distribution
12/31/2011
Class A	$634,726	$0	$634,726	$2,114,298	$2,749,024
Class B	0	0	0	15,613	15,613
	$634,726	$0	$634,726	$2,129,911	$2,764,637
12/31/2010
Class A	$3,076,871	$0	$3,076,871	$0	$3,076,871
Class B	21,632	0	21,632	0	21,632
	$3,098,503	$0	$3,098,503	$0	$3,098,503

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of December 31, 2011, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

Capital Loss Carryforward	$(41,949,278)
Unrealized appreciation	35,211,723

Total Distributable Earnings	$(6,737,555)

The difference between book and tax unrealized depreciation is attributable to wash sales.

As of December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes of $18,344,602, which are available to reduce future required distributions of net capital gains to shareholders through 2017.

As of December 31, 2011, the Fund had a long-term capital loss carryforward of $23,604,676 available to offset future realized capital gains. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act are effective for the Funds’ fiscal year ended December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

For the year ended December 31, 2011, the Fund had no Deferred Post-October Losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the four year period ended December 31, 2011, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for

REAL ESTATE INCOME AND GROWTH FUND	21

NOTES TO FINANCIAL STATEMENTS (CONT.) ½ DECEMBER 31, 2011

tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6 – Reclassification

Permanent differences, incurred during the year ended December 31, 2011, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in-capital as follows:

Increase (Decrease)
Paid-In-Capital	$(2,129,911)
Accumulated Net Investment Income	2,129,911

Note 7 – Other Matters

On May 27, 2011, the Financial Industry Regulatory Authority (“FINRA”) filed a complaint against David Lerner Associates, Inc. (“DLA”), the Funds’ principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securites. In January 2012, FINRA amended its complaint to include allegations of false and misleading communications with the public in connection with certain correspondence with customers and investment seminars; and added David Lerner as an individual respondent. DLA intends to vigorously defend the complaints and expects to be vindicated in court. However, there cannot be any assurance that if FINRA and/or the class action plaintiffs were to ultimately be successful in the pursuit of the claims and if damages and/or other sanctions are assessed against DLA and/or Mr. Lerner, that such sanctions would not materially affect DLA’s ability to act as the Funds’ principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Management currently expects that any resolution of the action against the Distributor will not have a material adverse impact on the Funds. Neither the Company nor any of the Funds are a party to any of the above listed investigations or actions.

On May 7, 2010, each of William Mason, the Portfolio Manager for the Income Fund and DLA, the Funds’ principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of FINRA dated May 7, 2010, relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. Both Mr. Mason and DLA are vigorously defending this action. However, there cannot be any assurance that, if FINRA were to be successful in this action, and assess sanctions against Mr. Mason and/or DLA, such sanctions would not materially and adversely affect Mr. Mason’s ability to act as the Portfolio Manager for the Income Fund, and DLA’s ability to act as principal underwriter and distributor for the Funds, although it is not considered likely at this time that such material and adverse affects would occur.

Note 8 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

22	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | DECEMBER 31, 2011

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income

For the year ended December 31, 2011, 4.45% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Qualified Interest Income

For the year ended December 31, 2011, 0.02% of the distributions paid by the Fund from ordinary income are designated as qualified interest income pursuant to The American Jobs Creation Act of 2004.

REAL ESTATE INCOME AND GROWTH FUND	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America

Real Estate Income and Growth Fund and

Board of Directors Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of Spirit of America Real Estate Income and Growth Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the two-month period ended December 31, 2007, and the year ended October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spirit of America Real Estate Growth and Income Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the periods then ended, the two-month period ended December 31, 2007, and the year ended October 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 21, 2012

24	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT | DECEMBER 31, 2011

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on November 9, 2011, and reconvened on December 8, 2011, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, review and consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund and Spirit of America Income Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors, voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request any additional materials. In advance of the Meeting, the Board, including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15(c) questionnaire and the responses provided by the Adviser; (ii) information on the investment performance of the Funds and relevant indices over various time periods; (iii) sales and redemption data with respect to the Funds; (iv) the general investment outlook in the markets in which the Funds invest; (v) arrangements with respect to the distribution of the Funds’ shares; (vi) the procedures employed to determine the value of each Fund’s assets; (vii) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (viii) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (ix) information comparing the overall fees and specifically the fees under the Advisory Agreement with the fees paid by other similar mutual funds; (x) the Form ADV of the Adviser; and (xi) information comparing the performance of the Funds with the performance of other similar mutual funds; and (xii) a memorandum from Independent Counsel regarding the responsibilities of the Board related to the approval of the Advisory Agreement.

REAL ESTATE INCOME AND GROWTH FUND	25

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.) | DECEMBER 31, 2011

In evaluating the Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:.

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as other compensation received by the Adviser and its affiliates;.

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;.

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•	The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds.

At the Meeting, Independent Counsel also referred the Board to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of the investment advisory agreements on behalf of each of the Funds. Independent Counsel also informed the Board of the recent legal proceedings and U.S. Supreme Court actions with respect to Jones v. Harris Assocs. L.P. and Gallus v. Ameriprise Financial and it was noted that the decisions in both cases had essentially affirmed the Gartenberg standards. In addition, the Independent Directors met at length with Independent Counsel in executive session during the reconvening of the Meeting, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent

26	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.) | DECEMBER 31, 2011

Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance results, especially over the long-term, consistent with the investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Lipper Inc. regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of the Funds. Recognizing that the fees paid by the Funds were higher than the medians in their peer groups, the Board nonetheless noted that the fees were still close to the median and that several peer funds had higher fees.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the

REAL ESTATE INCOME AND GROWTH FUND	27

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.) | DECEMBER 31, 2011

form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuance of the Advisory Agreement was in the best interests of each Fund.

28	SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (75) Director, Chairman of the Board, President	Since 1998	President and founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	4	Director of Spirit of America Management Corp., the Company’s investment adviser; Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

Daniel Lerner[3] (50) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	4	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (75) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	4	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (75) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	4	Director of Freight Management Systems, Inc.

Richard Weinberger (75) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	4	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (58) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (51) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.
2	Each Director serves for an indefinite term, until his successor is elected.
3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.
4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

REAL ESTATE INCOME AND GROWTH FUND	29

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Real Estate Income and Growth Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended December 31, 2011, are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser
Spirit of America Management Corp.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Shareholder Services
BNY Mellon Investment Servicing (U.S.) Inc.
760 Moore Road
King of Prussia, PA 19406

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Counsel
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174

For additional information about the Spirit of America Real Estate Income and Growth Fund, call (800) 452-4892 or (610) 382-7819. This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, risks, policies, expenses, and other information.

©Copyright 2011 Spirit of America SOARE-AR11

SPIRIT of AMERICA

ANNUAL REPORT

DECEMBER 31, 2011

LARGE CAP VALUE FUND

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

As the New Year begins and 2011 comes to a close, we welcome this opportunity to share with you, our investors, the Annual Report for the Spirit of America Large Cap Value Fund along with our thoughts on the market and recent events.

At Spirit of America, we take a comprehensive approach to investing. Our portfolio managers use their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis. We evaluate economic trends, we analyze sectors that could benefit from those trends, and finally, invest in companies that we believe possess strong fundamentals or qualities.

Despite challenges that the financial industry as a whole faces in the current market environment, we see an opportunity emerging to accumulate what we believe are quality stocks at historically low valuations. We believe that investing in sound companies with reasonable share prices will help enhance the long-term returns of the Fund. We are committed to our investment philosophy.

We appreciate your continued support and look forward to your future investment in the Spirit of America Large Cap Value Fund.

Sincerely,

David Lerner President	Alpana Sen Portfolio Manager

Any investment in equity securities is subject to risk and market values may fluctuate with economic conditions, interest rates, civil unrest and other factors, which will affect its market value. As with any mutual fund, an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Prospective investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The maximum sales charge on share purchases is 5.25% of the offering price. The Fund’s prospectus contains this and other information about the Fund and may be obtained through your broker or by calling 1-800-452-4892. The prospectus should be read carefully before investing.

LARGE CAP VALUE FUND	1

MANAGEMENT DISCUSSION

Economic Summary

Wow, what a year! There was revolution and civil war throughout North Africa and the Middle East. Syria is on the brink of a civil war. Totalitarian governments are falling like dominoes; Libya, Tunisia and Egypt to name a few. An axis shifting earthquake led to a devastating tsunami and a nuclear catastrophe leaving a once vibrant country struggling to move forward. Chronic financial woes continue fracturing the European Union. The world always seems to deliver a constant reminder of the tumultuous society in which we live.

Market Summary

Despite the various global crises, corporate profits remain strong. U.S. companies churned out record profits. Cash levels in corporate America increased to their highest levels on record – almost $2 trillion for the nonfinancial companies. In addition, stocks are trading at historically cheap valuations. Investors flocked towards large cap, dividend paying stocks. Many observers believe that volatility will continue in 2012 and this strategy could pay off.

Economic growth slowed in mid-2011, as credit markets were roiled by the European debt crisis and the downgrade of U.S. debt. Nonetheless, growth in the U.S. remained positive throughout the year. Although unemployment remained unacceptably high in 2011, ending the year at 8.5%, we note that first time jobless claims remain well below peak levels, and private sector employment has enjoyed a multi-month growth. These are both very positive signs for future job growth and economic expansion. Consumer spending continues to rise, and the recovery in manufacturing activity has remained a bright spot.

While many have called for a double-dip recession, we believe that the economy will continue to expand as we head into 2012. In our view, tighter financial conditions in the second half of 2011 could lead to sub-trend growth in the first half of 2012. However, as financial conditions ease, we think employment gains will accelerate, as will GDP growth, as we approach the second half of 2012. As such, we will continually reposition our investment portfolio to best take advantage of the opportunities we see in the constantly changing economic environment.

Fund Summary

The Fund remained diversified within the 10 main sectors of the S&P 500 Index. Our greatest performance came from the staples sector. We decided to overweight that sector and become more defensive due to the uncertainty in the market. The second largest contributor to the Fund’s return came from the energy sector followed by the industrials sector.

We remain true to our principles in that there is nothing fancy about our strategy. We have continued to screen holdings on the premise that investing in companies with strong fundamentals produces the greatest value in the long run. The Fund continues to invest in companies which we believe to have solid financial statements, growing earnings and those that are market leaders in their industries.

Return Summary

The Spirit of America Large Cap Value Fund, SOAVX (the “Fund”), had a total return of 2.04% year-to-date ending December 31, 2011. The five year return as of December 31, 2011 was 1.69%. The Fund returned 6.42% since its inception in August of 2002.

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

Past performance is not indicative of future results. The results above do not take the maximum front end sales charge of 5.25% and expense ratio of 1.97% into account. Including sales charge and expenses, the 1 Year Total Return of the Fund as of December 31, 2011 was (5.20)%. The 5 Year Total Return was (1.36)% and since the inception of the Fund was 3.75%.

Summary of Portfolio Holdings (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America Large Cap Value Fund

December 31, 2011

Information Technology	16.72%	$8,264,648

Consumer Staples	15.54	7,685,354

Financials	13.92	6,882,742

Industrials	12.22	6,041,162

Health Care	10.82	5,347,621

Consumer Discretionary	9.37	4,634,418

Energy	9.34	4,618,823

Telecommunication Services	5.00	2,474,468

Materials	3.81	1,883,914

Utilities	3.26	1,609,463
Total Investments	100.00%	$49,442,613

LARGE CAP VALUE FUND	3

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graph below compares the increase in value of a $10,000 investment in the Spirit of America Large Cap Value Fund with the performance of the S&P 500 Index. The values and returns for the Spirit of America Large Cap Value Fund include reinvested distributions, and the impact of the maximum sales charge of 5.25% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Total Returns
For the Periods Ended December 31, 2011

Shares

1 Year (with sales charge)	(5.20%)[a]

1 Year (without sales charge)	0.05%

5 Years (with sales charge)	(1.36%)[a]

5 Years (without sales charge)	(0.29%)

Since Inception
(with sales charge)[b]	3.75%[a]

Since Inception
(without sales charge)[b]	4.35%

Past performance is not indicative of future results.

a Reflects a 5.25% front-end sales charge.

b Inception date: August 1, 2002.

Growth of $10,000

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

*	Fund commenced operations August 1, 2002.
**	The S&P 500 Index benchmark is based on a start date of July 31, 2002.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

4	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JULY 1, 2011 TO DECEMBER 31, 2011

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America Large Cap Value Fund
	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$ 957.20	1.95%	$9.62
Hypothetical 5% Return	$1,000.00	$1,015.38	1.95%	$9.91

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

LARGE CAP VALUE FUND	5

SCHEDULE OF INVESTMENTS | DECEMBER 31, 2011

	Shares	Market Value

Common Stocks 98.29%

Consumer Discretionary 9.33%

Home Depot, Inc. (The)	20,000	$840,800
McDonald’s Corp.	10,380	1,041,425
NIKE, Inc., Class B	10,700	1,031,159
Time Warner, Inc.	11,100	401,154
Walt Disney Co. (The)	24,100	903,750
Wyndham Worldwide Corp.	11,000	416,130

		4,634,418

Consumer Staples 15.47%

Altria Group, Inc.	38,200	1,132,630
Archer-Daniels-Midland Co.	5,000	143,000
Coca-Cola Co. (The)	5,000	349,850
Estee Lauder Cos., Inc. (The), Class A	8,800	988,416
Hershey Co. (The)	3,500	216,230
Kimberly-Clark Corp.	3,200	235,392
Kraft Foods, Inc., Class A	16,500	616,440
PepsiCo, Inc.	14,750	978,663
Philip Morris International, Inc.	18,049	1,416,486
Procter & Gamble Co. (The)	9,900	660,429
PVH Corp.	8,000	563,920
Wal-Mart Stores, Inc.	6,424	383,898

		7,685,354

Energy 9.30%

Chesapeake Energy Corp.	4,200	93,618
Chevron Corp.	3,500	372,400
ConocoPhillips	13,700	998,319
Devon Energy Corp.	3,850	238,700
Exxon Mobil Corp.	16,050	1,360,398
Halliburton Co.	5,000	172,550
Helmerich & Payne, Inc.	7,000	408,520
Schlumberger, Ltd.	12,575	858,998
Suncor Energy, Inc.	4,000	115,320

		4,618,823

Financials 13.14%

American Express Co.	10,000	471,700
Bank of America Corp.	5,000	27,800
Citigroup, Inc.	10,000	263,100
Equity Residential REIT	9,700	553,191
Goldman Sachs Group, Inc. (The)	4,615	417,334
Hartford Financial Services Group, Inc.	7,500	121,875
JPMorgan Chase & Co.	22,927	762,323
Kimco Realty Corp. REIT	11,890	193,094
MetLife, Inc.	6,875	214,363
Principal Financial Group, Inc.	7,000	172,200
ProLogis, Inc. REIT	7,588	216,941
Royal Bank of Canada	4,200	214,032

6	SPIRIT OF AMERICA	See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2011

	Shares	Market Value

Financials (cont.)

Simon Property Group, Inc. REIT	8,659	$1,116,491
Starwood Property Trust, Inc. REIT	21,700	401,667
Vornado Realty Trust REIT	7,300	561,078
Wells Fargo & Co.	29,686	818,146

		6,525,335

Health Care 10.76%

Allergan, Inc.	2,580	226,369
Bristol-Myers Squibb Co.	10,000	352,400
Covidien PLC	9,500	427,595
Johnson & Johnson	12,710	833,522
McKesson Corp.	6,000	467,460
Medco Health Solutions, Inc.*	5,764	322,208
Merck & Co., Inc.	17,600	663,520
Pfizer, Inc.	28,300	612,412
UnitedHealth Group, Inc.	15,800	800,744
Watson Pharmaceuticals, Inc.*	6,150	371,091
WellPoint, Inc.	4,080	270,300

		5,347,621

Industrials 12.16%

3M Co.	9,350	764,175
Boeing Co.	12,530	919,076
Caterpillar, Inc.	11,000	996,600
CSX Corp.	42,750	900,315
Dover Corp.	7,198	417,844
General Electric Co.	60,381	1,081,424
Tyco International, Ltd.	7,700	359,667
United Parcel Service, Inc., Class B	8,226	602,061

		6,041,162

Information Technology 16.64%

Adobe Systems, Inc.*	4,200	118,734
Apple, Inc.*	5,000	2,025,000
Cisco Systems, Inc.	18,500	334,480
Cognizant Technology Solutions Corp., Class A*	6,250	401,937
EMC Corp.*	28,300	609,582
Hewlett-Packard Co.	5,100	131,376
Intel Corp.	26,400	640,200
International Business Machines Corp.	9,358	1,720,749
Microsoft Corp.	25,550	663,278
Oracle Corp.	30,800	790,020
QUALCOMM, Inc.	1,000	54,700
Texas Instruments, Inc.	14,925	434,467
Visa, Inc., Class A	3,350	340,125

		8,264,648

LARGE CAP VALUE FUND	7

SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2011

	Shares	Market Value

Materials 3.79%

Dow Chemical Co. (The)	8,650	$248,774
Du Pont (E.I.) de Nemours & Co.	13,500	618,030
Eastman Chemical Co.	1,000	39,060
Newmont Mining Corp.	8,000	480,080
Nucor Corp.	4,050	160,259
Packaging Corp. of America	13,380	337,711

		1,883,914

Telecommunication Services 4.46%

American Tower Corp., Class A	2,950	177,029
AT&T, Inc.	31,350	948,024
Verizon Communications, Inc.	24,940	1,000,593
Windstream Corp.	7,500	88,050

		2,213,696

Utilities 3.24%

Consolidated Edison, Inc.	14,900	924,247
Wisconsin Energy Corp.	19,600	685,216

		1,609,463
Total Common Stocks (Cost $39,482,096)		48,824,434

Preferred Stocks 1.24%

Financials 0.72%

General Electric Capital Corp. 6.05%	5,711	146,487
Goldman Sachs Group, Inc. (The) 6.13%	2,000	49,540
Public Storage REIT Series R 6.35%	2,000	53,820
Vornado Realty Trust REIT Series J 6.88%	4,000	107,560

		357,407

Telecommunication Services 0.52%

Telephone & Data Systems, Inc. 7.00%	4,000	107,920
United States Cellular Corp. 6.95%	5,742	152,852

		260,772
Total Preferred Stocks (Cost $586,239)		618,179

Total Investments — 99.53% (Cost $40,068,335**)		49,442,613
Cash and Other Assets Net of Liabilities — 0.47%		233,484

NET ASSETS — 100.00%		$49,676,097

REIT—Real Estate Investment Trust

*	Non-income producing security.

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.) | DECEMBER 31, 2011

**	Aggregate cost for federal income tax purposes is $40,281,110, and net unrealized appreciation consists of:

Gross unrealized appreciation	$11,096,548
Gross unrealized depreciation	(1,935,045)

Net unrealized appreciation	$9,161,503

LARGE CAP VALUE FUND	9

STATEMENT OF ASSETS AND LIABILITIES | DECEMBER 31, 2011

ASSETS

Investments in securities at value (cost $40,068,335) (Note 1)	$49,442,613
Cash	203,646
Dividends and interest receivable	116,232
Receivable for Fund shares sold	56,160
Prepaid expenses	8,820

TOTAL ASSETS	49,827,471

LIABILITIES

Payable for Fund shares redeemed	33,159
Payable for investment advisory fees	43,369
Payable for accounting and administration fees	13,446
Payable for distribution fees (Note 3)	12,609
Payable for audit fees	17,100
Payable for transfer agent fees	11,290
Payable for printing fees	13,770
Other accrued expenses	6,631

TOTAL LIABILITIES	151,374

NET ASSETS	$49,676,097

Net assets applicable to 3,888,295 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$49,676,097

Net asset value and redemption price per share ($49,676,097 ÷ 3,888,295 shares)	$12.78

Maximum offering price per share ($12.78 ÷ 0.9475)	$13.49

SOURCE OF NET ASSETS

As of December 31, 2011, net assets consisted of:
Paid-in capital	$46,892,565
Distributions in excess of net investment income	(1,156)
Accumulated net realized loss on investments	(6,589,590)
Net unrealized appreciation on investments	9,374,278

NET ASSETS	$49,676,097

10	SPIRIT OF AMERICA	See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011
INVESTMENT INCOME

Dividends (net of foreign taxes withheld of $1,805)	$1,263,196
Interest	616

TOTAL INVESTMENT INCOME	1,263,812

EXPENSES

Investment Advisory fees (Note 3)	552,428
Distribution fees (Note 3)	170,854
Accounting and Administration fees	95,762
Auditing fees	17,100
Chief Compliance Officer salary (Note 3)	3,133
Custodian fees	18,239
Directors’ fees	6,335
Insurance expense	18,409
Legal fees	5,683
Printing expense	32,691
Registration fees	10,728
Transfer Agent fees	140,582
Other expenses	1,735

TOTAL EXPENSES	1,073,679
Fees waived and recaptured by Adviser (Note 3)	43,843

NET EXPENSES	1,117,522

NET INVESTMENT INCOME	146,290

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain from investment transactions	186,059
Net change in unrealized appreciation/depreciation of investments	(673,550)

Net realized and unrealized loss on investments	(487,491)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(341,201)

See accompanying notes to financial statements.	LARGE CAP VALUE FUND	11

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
OPERATIONS

Net investment income (loss)	$146,290	$(18,983)
Net realized gain (loss) from investment transactions	186,059	(856,180)
Net change in unrealized appreciation/depreciation of investments	(673,550)	6,603,906

Net increase in net assets resulting from operations	(341,201)	5,728,743

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income	(183,200)	(40,631)

Total distributions to shareholders	(183,200)	(40,631)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)

Shares sold	10,670,855	8,466,935
Shares issued from reinvestment of distributions	176,385	38,804
Shares redeemed	(19,007,600)	(11,210,258)

Decrease in net assets derived from capital share transactions (a)	(8,160,360)	(2,704,519)

Total increase (decrease) in net assets	(8,684,761)	2,983,593

NET ASSETS

Beginning of period	58,360,858	55,377,265

End of period	$49,676,097	$58,360,858
Distributions in excess of net investment income	$(1,156)	$—

(a) Transactions in capital stock were:

Shares sold	820,602	721,889
Shares issued from reinvestment of distributions	13,727	3,682
Shares redeemed	(1,498,044)	(967,172)

Increase (decrease) in shares outstanding	(663,715)	(241,601)

See accompanying notes to financial statements.

12	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	For the Year Ended 12/31/11	For the Year Ended 12/31/10	For the Year Ended 12/31/09	For the Year Ended 12/31/08	For the Two-Month Period Ended 12/31/07*	For the Year Ended 10/31/07
Net Asset Value, Beginning of Period	$ 12.82	$ 11.55	$ 9.83	$ 14.29	$ 15.52	$ 14.23

Income from Investment Operations:

Net investment income	0.03 [1]	0.00 [1,2]	0.07 [1]	0.07 [1]	0.01	0.03
Net realized and unrealized gain (loss) on investments	(0.02)	1.28	1.72	(4.46)	(0.35)	1.84

Total from investment operations	0.01	1.28	1.79	(4.39)	(0.34)	1.87

Less Distributions:

Distributions from net investment income	(0.05)	(0.01)	(0.07)	(0.07)	(0.01)	(0.03)
Distributions from capital gains	(0.00)	(0.00)	(0.00)	(0.00)[2]	(0.88)	(0.55)

Total distributions	(0.05)	(0.01)	(0.07)	(0.07)	(0.89)	(0.58)

Net Asset Value, End of Period	$ 12.78	$ 12.82	$ 11.55	$ 9.83	$ 14.29	$ 15.52
Total Return[3]	0.05%	11.09%	18.32%	(30.81%)	(2.30%)[4]	13.56%

Ratios/Supplemental Data

Net assets, end of period (000)	$49,676	$58,361	$55,377	$44,416	$66,112	$66,487
Ratio of expenses to average net assets:
Before expense waiver,reimbursement or recapture	1.89%	1.91%	2.06%	2.03%	1.95%[5]	1.93%
After expense waiver, reimbursement or recapture	1.96%	1.97%	1.97%	1.97%	1.97%[5]	1.97%
Ratio of net investment income to average net assets	0.26%	(0.03)%	0.70%	0.56%	0.21%[5]	0.23%
Portfolio turnover	19.04%	44.50%	50.57%	44.76%	—	22.14%

[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Calculation does not reflect sales load.
[4]	Calculation is not annualized.
[5]	Calculation is annualized.
*	The Fund’s fiscal year-end changed from October 31 to December 31, effective December 31, 2007.

See accompanying notes to financial statements. LARGE CAP VALUE FUND	13

NOTES TO FINANCIAL STATEMENTS | DECEMBER 31, 2011

Note 1 - Significant Accounting Policies

Spirit of America Large Cap Value Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15,1997. The Fund commenced operations on August 1, 2002. The Fund seeks capital appreciation with a secondary objective of current income by investing in equity securities in the large cap value segment of the U.S. equity market. The Fund offers one class of shares.

The Fund changed its fiscal year-end from October 31 to December 31, effective beginning with the period ended December 31, 2007.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1–	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date

• Level 2–	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data

• Level 3–	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |   DECEMBER 31, 2011

The summary of inputs used to value the Fund’s net assets as of December 31, 2011 is as follows:

Large Cap Value Fund

Valuation Inputs
Level 1—Quoted Prices *	$49,442,613
Level 2—Other Significant Observable Inputs	—
Level 3—Significant Unobservable Inputs	—

Total Market Value of Investments	$49,442,613

* Industries as defined in the Schedule of Investments

During the year ended December 31, 2011, the Fund recognized no transfers to/from Level 1 or Level 2.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, the Funds do not have any Level 3 securities in their portfolios. To the extent the Funds’ portfolios were ever to be invested in such Level 3 securities, management will evaluate the implications of ASU No. 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Option Contracts: The Fund may purchase and write call options to increase or decrease its exposure to underlying securities equity risk. An option contract gives the buyer

LARGE CAP VALUE FUND	15

NOTES TO FINANCIAL STATEMENTS (CONT.) | DECEMBER 31, 2011

the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in options contracts requires the Fund to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Fund, on expiration date, as realized losses on investments.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund, on the expiration date, as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

E. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

F. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be paid quarterly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares. A portion of the distributions paid to the Fund and subsequently distributed to shareholders may be characterized as a return of capital,

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | DECEMBER 31, 2011

long-term capital gain or short-term capital gain. The Fund has made certain investments in real estate investment trusts (“REITs”) which pay distributions to their shareholders based upon available funds from operations. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Note 2 - Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2011, excluding short-term investments, were $10,663,205 and $17,173,648, respectively.

Note 3 - Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.97% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2011 were $552,428.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.97% of the average daily net assets of the

Fund through April 30, 2012. For the year ended December 31, 2011, there were no advisory fees reimbursed to the Fund.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. For the year ended December 31, 2011, the Fund reimbursed the Adviser $43,843 of expenses previously waived. There is no balance of recoverable expenses to the adviser at December 31, 2011.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.30% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2011, fees paid to the Distributor under the Plan were $170,854.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2011, sales charges received by the Distributor were $525,815. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $1,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus

LARGE CAP VALUE FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.) | DECEMBER 31, 2011

reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’

fees paid to affiliated Directors of the Company. For the year ended December 31, 2011, the Fund was allocated $3,133 of the Chief Compliance Officer’s salary.

Note 4 - Federal Income Taxes

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Taxable Distributions

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions

12/31/2011	$183,200	$0	$183,200
12/31/2010	$40,631	$0	$40,631

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

At December 31, 2011, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

Capital Loss Carryforward	(6,377,971)
Unrealized appreciation	9,161,503

Total Distributable Earnings	$2,783,532

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes of $6,377,971, which $2,464,329, $3,065,485 and $848,157 are available to reduce future required distributions of net capital gains to shareholders through 2016, 2017, and 2018, respectively.

For the year ended December 31, 2011, the Fund utilized capital loss carryforwards of $127,608.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act are effective for the Funds’ fiscal year ended December 31, 2011. Although the Act provides several benefits, including unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

At December 31, 2011, the Fund had no Deferred Post-October Losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the four year period ended December 31, 2011, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 5 - Other Matters

On May 27, 2011, the Financial Industry Regulatory Authority (“FINRA”) filed a complaint against David Lerner Associates,

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | DECEMBER 31, 2011

Inc. (“DLA”), the Funds’ principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securites. In January 2012, FINRA amended its complaint to include allegations of false and misleading communications with the public in connection with certain correspondence with customers and investment seminars; and added David Lerner as an individual respondent. DLA intends to vigorously defend the complaints and expects to be vindicated in court. However, there cannot be any assurance that if FINRA and/or the class action plaintiffs were to ultimately be successful in the pursuit of the claims and if damages and/or other sanctions are assessed against DLA and/or Mr. Lerner, that such sanctions would not materially affect DLA’s ability to act as the Funds’ principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Management currently expects that any resolution of the action against the Distributor will not have a material adverse impact on the Funds. Neither the Company nor any of the Funds are a party to any of the above listed investigations or actions.

On May 7, 2010, each of William Mason, the Portfolio Manager for the Income Fund and DLA, the Funds’ principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of FINRA dated May 7, 2010, relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. Both Mr. Mason and DLA are vigorously defending this action. However, there cannot be any assurance that, if FINRA were to be successful in this action, and assess sanctions against Mr. Mason and/or DLA, such sanctions would not materially and adversely affect Mr. Mason’s ability to act as the Portfolio Manager for the Income Fund, and DLA’s ability to act as principal underwriter and distributor for the Funds, although it is not considered likely at this time that such material and adverse affects would occur.

Note 6 - Reclassification

Permanent differences, incurred during the year ended December 31, 2011, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in-capital as follows:

Increase (Decrease)
Paid-In-Capital	$(35,754)
Undistributed Net Investment Income	35,754

Note 7 - Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

LARGE CAP VALUE FUND	19

NOTES TO FINANCIAL STATEMENTS (CONT.) | DECEMBER 31, 2011

Qualified Dividend Income

For the year ended December 31, 2011, 100% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended December 31, 2011, 100% of the ordinary income distribution qualifies for the Dividends Received Deduction available to corporations.

Qualified Interest Income

For the year ended December 31, 2011, 1.08% of the distributions paid by the Fund from ordinary income are designated as qualified interest income pursuant to The American Jobs Creation Act of 2004.

20	SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America Large Cap Value Fund and Board of Directors Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of Spirit of America Large Cap Value Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the two-month period ended December 31, 2007, and the year ended October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spirit of America Large Cap Value Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the two-month period ended December 31, 2007, and the year ended October 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 21, 2012

LARGE CAP VALUE FUND	21

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT | DECEMBER 31, 2011

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on November 9, 2011, and reconvened on December 8, 2011, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, review and consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund and Spirit of America Income Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors, voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request any additional materials. In advance of the Meeting, the Board, including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15(c) questionnaire and the responses provided by the Adviser; (ii) information on the investment performance of the Funds and relevant indices over various time periods; (iii) sales and redemption data with respect to the Funds; (iv) the general investment outlook in the markets in which the Funds invest; (v) arrangements with respect to the distribution of the Funds’ shares; (vi) the procedures employed to determine the value of each Fund’s assets; (vii) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (viii) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (ix) information comparing the overall fees and specifically the fees under the Advisory Agreement with the fees paid by other similar mutual funds; (x) the Form ADV of the Adviser; and (xi) information comparing the performance of the Funds with the performance of other similar mutual funds; and (xii) a memorandum from Independent Counsel regarding the responsibilities of the Board related to the approval of the Advisory Agreement.

22	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.) | DECEMBER 31, 2011

In evaluating the Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:.

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as other compensation received by the Adviser and its affiliates;.

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;.

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•	The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds.

At the Meeting, Independent Counsel also referred the Board to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of the investment advisory agreements on behalf of each of the Funds. Independent Counsel also informed the Board of the recent legal proceedings and U.S. Supreme Court actions with respect to Jones v. Harris Assocs. L.P. and Gallus v. Ameriprise Financial and it was noted that the decisions in both cases had essentially affirmed the Gartenberg standards. In addition, the Independent Directors met at length with Independent Counsel in executive session during the reconvening of the Meeting, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent

LARGE CAP VALUE FUND	23

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.) | DECEMBER 31, 2011

Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance results, especially over the long-term, consistent with the investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Lipper Inc. regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of the Funds. Recognizing that the fees paid by the Funds were higher than the medians in their peer groups, the Board nonetheless noted that the fees were still close to the median and that several peer funds had higher fees.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the

24	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.) | DECEMBER 31, 2011

form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuance of the Advisory Agreement was in the best interests of each Fund.

LARGE CAP VALUE FUND	25

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS

David Lerner[3] (75) Director, Chairman of the Board, President	Since 1998	President and founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	4	Director of Spirit of America Management Corp., the Company’s investment adviser; Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

Daniel Lerner[3] (50) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	4	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS

Allen Kaufman (75) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	4	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (75) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	4	Director of Freight Management Systems, Inc.

Richard Weinberger (75) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	4	None.

OFFICERS

David Lerner President (see biography above)

Alan P. Chodosh (58) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (51) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

[1]	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.
[2]	Each Director serves for an indefinite term, until his successor is elected.
[3]

David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

[4]

K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

26	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Large Cap Value Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended December 31, 2011, are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

SPIRIT of AMERICA

Investment Adviser
Spirit of America Management Corp.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Shareholder Services
BNY Mellon Investment Servicing (U.S.) Inc.
760 Moore Road
King of Prussia, PA 19406

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Counsel
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174

For additional information about the Spirit of America Large Cap Value Fund, call (800) 452-4892 or (610) 382-7819.
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, risks, policies, expenses, and other information.

©Copyright 2011 Spirit of America SOALC-AR11

SPIRIT
of AMERICA

ANNUAL REPORT

DECEMBER 31, 2011

INCOME FUND

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are pleased to send you the 2011 annual report for the Spirit of America Income Fund, (the “Fund”). The Fund began operations on December 31, 2008.

As 2011 comes to a close, our excitement continues in managing this relatively new fund. As anticipated, the Spirit of America Income Fund has met and exceeded our goals and continues to do so as it is designed to deliver attractive returns to our investors. This year has shown strong and steady growth for the Fund and we look forward to continued inflows and further development in structure and diversification going forward.

We firmly maintain our philosophy that striving for the optimal balance between yield and risk will position us to achieve long term success. Our dedication to providing our investors with a fund that will merit their long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals for the upcoming year.

We are proud of the increasing number of investors in the Fund since its inception 3 years ago. Your support is sincerely appreciated and we look forward to your continued investment in the Spirit of America Income Fund.

Sincerely,

Any investment in debt securities is subject to risk and market values may fluctuate with economic conditions, interest rates, civil unrest and other factors, which will affect its market value. As with any mutual fund, an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Prospective investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The maximum sales charge on share purchases is 4.75% of the offering price. The Fund’s prospectus contains this and other information about the Fund and may be obtained through your broker or by calling 1-800-452-4892. The prospectus should be read carefully before investing.

INCOME FUND	1

MANAGEMENT DISCUSSION

Economic Summary

Wow, what a year! There was revolution and civil war throughout North Africa and the Middle East. Syria is on the brink of a civil war. Totalitarian governments are falling like dominoes; Libya, Tunisia and Egypt to name a few. An axis shifting earthquake led to a devastating tsunami and a nuclear catastrophe leaving a once vibrant country struggling to move forward. Chronic financial woes continue fracturing the European Union.

The world always seems to deliver a constant reminder of the tumultuous society in which we live. Every day is fraught with unexpected news. At the end of 2010, there was also some negative press regarding the municipal bond market. While we maintain that it is important to acknowledge the budgetary problems that some issuers are having, we stand by our position that it is equally important to recognize the imperative of municipal bond issuers to maintain market access.

Market Commentary

In our previous letters we believed there was a silver lining to all of the negative speculation about the municipal market. We felt that this speculation could be a catalyst for making the industry even stronger than it was. This belief is beginning to take form. Already we’ve seen some municipalities making cuts in nonessential programs, spending and other budgetary issues in order to decrease the likelihood of defaults. New Jersey has begun to make changes to pension plan contributions and public health benefits to result in savings for local governments. Illinois has made correcting the budget deficit a priority and is implementing controls for healthcare costs, reforming unfunded pension liabilities and cutting costs in state operations to improve the overall health of the municipalities. Recently, Governor Malloy of Connecticut implemented a change in the state’s pension funding plan that will save nearly $6 billion over the next 20 years. The Build America Bond Program (BAB) which ended in 2010 proved to be an excellent choice for us. Since the program’s elimination, taxable municipal issuance is down. We believe this is the reason spreads have narrowed and we are very pleased with the results of our decision to purchase these bonds from the beginning of the program. Additionally we have seen some value in the intermediate range of the maturity spectrum. Over the past several months, we have made some attractive purchases in bonds with maturities of 2030 and shorter. The outstanding question remains, will 2012 be a year of healing for the global economy or will it be a continuation of the last few years? Spirit of America will be carefully monitoring the economy for clarification on the answer to this question.

Fund Summary

The Spirit of America Income Fund, (SOAIX) (the “Fund”) is the newest of the Spirit of America Family of Funds. The Fund’s objective is to seek high current income. The emphasis of the Fund is focused on investing in a diversified portfolio of taxable municipal bonds, income producing convertible securities, high yield U.S. corporate bonds, preferred stocks, and collateralized mortgage obligations.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model.

We invest the old fashioned way – utilizing hard work, intensive research, and intuitive

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

decisions. Our decisions are based on experience. When we began the Fund, we felt the environment was favorable to start an income fund; our results have validated that belief.

At the end of the fourth quarter of 2011, the Fund had nearly 80% of its assets in taxable municipal bonds. We remain cautious in our approach to the municipal market in that each position is carefully analyzed. Here at Spirit of America each and every credit goes through vigorous credit analysis, in addition, our trading department is staffed by traders with a wealth of knowledge and experience.

Return Summary

The Fund continues to grow at a steady and healthy pace. In fact, during the fourth quarter the Fund reached over $150 million dollars. Thanks to the continued growing number of investors we have been able to reach this milestone. The Spirit of America Income Fund is currently the largest Spirit of America fund. The Net Asset Value rose to over $11 per share. Our expectations are for continued growth in assets under management.

We plan to proceed with the same game plan we have employed since the Fund began: pursuing a balance between yield and risk. We now more than ever stand by our philosophy of buying high quality credits in municipalities with strong fundamentals.

As of December 31, 2011, approximately 94.40% of the Spirit of America Income Fund was investment grade. Municipal bonds have historically been relatively conservative, enduring investments. After all, much of this country’s infrastructure was built with municipal bonds.

Ratings are provided by Moody’s Investor Services and Standard & Poor’s. The Moody’s ratings in the following ratings explanations are in parenthesis.

AAA (Aaa) - The highest rating assigned by Moody’s and S&P. Capacity to pay interest and repay principal is extremely strong.

AA (Aa) - Debt has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB (Baa) - Debt is regarded as having an adequate capacity to pay interest and repay principal. These ratings by Moody’s and S&P are the “cut-off” for a bond to be considered investment grade. Whereas debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher-rated categories.

BB (Bb), B, CCC (Ccc), CC (Cc), C - Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or market exposure to adverse conditions and are not considered to be investment grade.

D - Debt rated “D” is in payment default. This rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Ratings are subject to change.

Ratings apply to the bonds in the portfolio. They do not remove market risk associated with the fund.

Ratings are based on Moody’s and S&P, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher of the two rating is applied thus improving the overall evaluation of the portfolio.

INCOME FUND	3

MANAGEMENT DISCUSSION (CONT.)

Summary of Portfolio Holdings

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America Income Fund

December 31, 2011
Municipal Bonds	83.85%	$121,574,206
Preferred Stocks	9.79	14,195,702
Corporate Bonds	5.56	8,065,284
Collateralized Mortgage Obligations	0.80	1,164,115
Total Investments	100.00%	$144,999,307

4	SPIRIT OF AMERICA

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graph below compares the increase in value of a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. Aggregate Index. The values and returns for the Fund include reinvested distributions, and the impact of the maximum sales charge of 4.75% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Total Returns

For the Periods Ended December 31, 2011

Shares
1 Year (with sales charge)	10.56%[a]
1 Year (without sales charge)	16.12%
Since Inception (with sales charge)[b]	11.92%[a]
Since Inception (without sales charge)[b]	13.75%

Past performance is not indicative of future results.a Reflects a 4.75% front-end sales charge.b Inception date: December 31, 2008.

*	Fund commenced operations December 31, 2008.
**	The Barclays Capital U.S. Aggregate Index benchmark is based on a start date of December 31, 2008.

The Barclays Capital U.S. Aggregate Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

INCOME FUND	5

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE PERIOD JULY 1, 2011 TO DECEMBER 31, 2011

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America Income Fund

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,085.20	1.10%	$5.78
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2011

	Principal Amount	Market Value

Collateralized Mortgage Obligations 0.77%
Banc of America Mortgage Securities, Inc., 5.50%, 08/25/33	$200,000	$199,441
Citicorp Mortgage Securities, Inc., 5.00%, 02/25/35	329,000	310,078
Citicorp Mortgage Securities, Inc., 6.00%, 04/25/36	100,000	96,919
Countrywide Home Loan Mortgage Pass Through Trust, A27, 5.50%, 10/25/35	111,000	88,964
Countrywide Home Loan Mortgage Pass Through Trust, A7, 5.50%, 10/25/35	120,000	96,177
Mastr Asset Securitization Trust, 5.50%, 10/25/33	159,000	163,270
Wamu Mortgage Pass Through Certificates, A11, 5.50%, 11/25/33	111,000	113,767
Wamu Mortgage Pass Through Certificates, A2, 5.50%, 11/25/33	94,000	95,499
Total Collateralized Mortgage Obligations (Cost $ 849,064)		1,164,115
Municipal Bonds 80.80%

Alabama 0.70%
City of Montgomery, Public Improvements Build America Bonds, General Obligation Unlimited, Callable 02/01/20 @ 100, 5.70%, 02/01/40	500,000	523,670
University of Alabama, University & College Improvements, Build America Revenue Bonds, Callable 06/01/20 @ 100 (OID), 6.13%, 06/01/42	500,000	525,930
		1,049,600

Arizona 1.97%
Arizona School Facilities Board, School Improvements, Certificate of Participation, 6.00%, 09/01/27	250,000	269,547
Northern Arizona University, University & College Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 5.92%, 08/01/22	1,365,000	1,507,683
University of Arizona, University & College Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 6.64%, 08/01/44	1,085,000	1,188,986
		2,966,216

California 8.48%
Alhambra Unified School District, School Improvements, General Obligation Unlimited, 6.70%, 02/01/26	465,000	537,010
Bay Area Toll Authority, Highway Improvements, Build America Revenue Bonds, Series S1, 6.92%, 04/01/40	250,000	319,623
City of Fresno, Water Utility Improvements, Build America Revenue Bonds, Series A2 (OID), 6.75%, 06/01/40	250,000	293,800

See accompanying notes to financial statements. INCOME FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

California (cont.)
City of Stockton, Refunding Revenue Bonds, Series B, Callable 09/01/17 @ 100 (AGM), 5.80%, 09/01/37	$30,000	$26,901
City of Tulare, Sewer Improvements, Build America Revenue Bonds, Callable 11/15/19 @ 100 (AGM) (OID), 8.75%, 11/15/44	1,000,000	1,116,450
Colton Joint Unified School District, School Improvements General Obligation Unlimited, Series C, 6.01%, 08/01/26	1,000,000	1,063,870
County of San Bernardino, Refunding Revenue Bonds (AGM), 6.02%, 08/01/23	195,000	205,499
Los Angeles Department of Water & Power, Electric Light & Power Improvements, Build America Revenue Bonds, Callable 07/01/21 @ 100, 7.00%, 07/01/41	500,000	568,340
Napa Valley Unified School District, School Improvements Build America Bonds, General Obligation Unlimited, Series B, 6.51%, 08/01/43	500,000	579,845
Oakland Redevelopment Agency, Economic Improvements Tax Allocation Bonds, Series T, (OID), 8.50%, 09/01/20	500,000	569,035
Peralta Community College District, Refunding Revenue Bonds, 6.42%, 11/01/15	200,000	231,132
Peralta Community College District, Refunding Revenue Bonds, 6.91%, 08/01/25	500,000	514,580
San Bernardino City Unified School District, School Improvements, Certificate of Participation, (AGM) (OID), 8.05%, 02/01/23	1,000,000	1,207,700
San Bernardino City Unified School District, School Improvements, Certificate of Participation, (AGM) (OID), 8.25%, 02/01/26	500,000	613,020
State of California, Recreational Facility Improvements Build America Bonds, General Obligation Unlimited, Callable 11/01/20 @ 100, 7.70%, 11/01/30	2,600,000	2,956,330
State of California, School Improvements Build America Bonds, General Obligation Unlimited, Callable 03/01/20 @ 100, 7.95%, 03/01/36	1,500,000	1,697,670
West Contra Costa Unified School District, School Improvements General Obligation Unlimited, Series A-1, 6.25%, 08/01/30	250,000	259,780
		12,760,585

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Colorado 0.53%
Adams State College, University & College Improvements, Build America Revenue Bonds, Series C, Callable 05/15/19 @ 100, (State Higher Education Intercept Program) (OID), 6.47%, 05/15/38	$250,000	$264,963
City of Brighton, Public Improvements Build America Bonds, Certificate of Participation, Series B, Callable 12/01/20 @ 100, (AGM) (OID), 6.75%, 12/01/35	250,000	264,363
County of Gunnison, Public Improvements Build America Bonds, Certificate of Participation, Series B, Callable 07/15/20 @ 100, 5.95%, 07/15/30	250,000	274,720
		804,046

Connecticut 1.10%
City of Bridgeport, School Improvements Build America Bonds, General Obligation Unlimited, Series B, Callable 08/15/20 @ 100 (AGM), 6.57%, 08/15/28	1,000,000	1,094,850
City of Waterbury, Public Improvements, General Obligation Unlimited, Callable 09/01/20 @ 100 (AGM), 6.10%, 09/01/30	500,000	556,345
		1,651,195

District of Columbia 0.38%
Washington Metropolitan Area Transit Authority, Transit Improvements, Build America Revenue Bonds, Series B, Callable 07/01/19 @ 100 (OID), 7.00%, 07/01/34	500,000	578,715

Florida 9.36%
City of Lake City Utility System Revenue, Water Utility Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100 (AGM), 6.03%, 07/01/30	100,000	105,744
City of Lake City Utility System Revenue, Water Utility Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100 (AGM), 6.28%, 07/01/40	200,000	214,178
City of Miami Gardens, Public Improvements Build America Bonds, Certificate of Participation, 7.17%, 06/01/26	1,250,000	1,378,588
City of Miami, Refunding Revenue Bonds (OID), 6.75%, 12/01/18	1,000,000	1,115,720
City of Miami, Refunding Revenue Bonds, Callable 12/01/19 @ 100, 7.55%, 12/01/25	465,000	517,852

INCOME FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Florida (cont.)
City of Oakland Park Water & Sewer Revenue, Sewer Improvements, Build America Revenue Bonds, Callable 09/01/20 @ 100 (AGM), 6.14%, 09/01/35	$300,000	$315,882
City of Orlando, Recreational Facilities Improvements, Build America Revenue Bonds, Series C, Callable 10/01/19 @ 100, 6.85%, 10/01/29	250,000	278,167
City of Orlando, Recreational Facilities Improvements, Build America Revenue Bonds, Series C, Callable 10/01/19 @ 100, 7.10%, 10/01/39	415,000	454,703
County of Miami-Dade, Port, Airport & Marina Improvements, Build America Revenue Bonds, (AGM) (OID), 7.50%, 04/01/40	1,000,000	1,230,290
County of Miami-Dade, Public Improvements, Build America Revenue Bonds, Callable 04/01/19 @ 100 (Assured Guaranty), 6.97%, 04/01/39	750,000	809,918
County of Miami-Dade, Public Improvements, Build America Revenue Bonds, Series B, Callable 04/01/20 @ 100, 6.54%, 04/01/30	500,000	538,585
County of Miami-Dade, Recreational Facilities Improvements Revenue Bonds, Series D (Assured Guaranty), 7.08%, 10/01/29	250,000	283,117
County of Miami-Dade, Transit Improvements, Build America Revenue Bonds, Series B, 5.53%, 07/01/32	500,000	543,175
County of Miami-Dade, Transit Improvements, Build America Revenue Bonds, Series B, 5.62%, 07/01/40	400,000	453,276
County of Miami-Dade, Transit Improvements, Build America Revenue Bonds, Series B, Callable 07/01/19 @ 100, 6.91%, 07/01/39	1,000,000	1,111,490
Florida Atlantic University Finance Corp., University & College Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, 7.64%, 07/01/40	165,000	185,704
Florida Governmental Utility Authority, Refunding Build America Revenue Bonds, Series B, Callable 10/01/20 @ 100, 6.55%, 10/01/40	1,000,000	1,068,970
Florida State Board of Governors, University & College Improvements, Build America Revenue Bonds, Callable 11/01/20 @ 100, 7.50%, 11/01/35	250,000	270,213
Florida State Department of Environmental Protection, Public Improvements, Build America Revenue Bonds, Series B, Callable 07/01/19 @ 100, 7.05%, 07/01/29	1,500,000	1,675,770

10	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Florida (cont.)
Osceola County School Board, School Improvements, Certificate of Participation, 6.66%, 04/01/27	$1,000,000	$1,079,880
Town of Davie Water & Sewer Revenue, Water Utility Improvements, Build America Revenue Bonds, Series B, Callable 10/01/20 @ 100 (AGM), 6.85%, 10/01/40	250,000	275,310
Town of Miami Lakes, Public Improvements, Build America Revenue Bonds,, 7.59%, 12/01/30	150,000	170,784
		14,077,316

Georgia 0.68%
Municipal Electric Authority of Georgia, Electric Light & Power Improvements, Build America Revenue Bonds, 7.06%, 04/01/57	1,000,000	1,017,240

Illinois 9.50%
Chicago Board of Education, School Improvements, General Obligation Unlimited, 6.32%, 11/01/29	250,000	283,480
Chicago Transit Authority, Pension Funding Revenue Bonds, Series A, 6.90%, 12/01/40	350,000	408,831
Chicago Transit Authority, Transit Improvements, Build America Revenue Bonds, Series B, 6.20%, 12/01/40	100,000	109,637
City of Chicago Heights, Refunding Bonds, General Obligation Unlimited, Callable 01/15/21 @ 100, (AGM) (OID), 5.50%, 01/15/24	500,000	497,815
City of Chicago Heights, Refunding Bonds, General Obligation Unlimited, Callable 01/15/21 @ 100, (AGM) (OID), 6.00%, 01/15/28	150,000	148,627
City of Chicago Waterworks Revenue, Water Utility Improvements, Build America Revenue Bonds, 6.74%, 11/01/40	250,000	314,505
City of Chicago, Public Improvements Build America Bonds, General Obligation Unlimited, 7.52%, 01/01/40	470,000	577,047
City of Chicago, Public Improvements, General Obligation Unlimited, 7.78%, 01/01/35	500,000	609,945
City of Chicago, Public Improvements, General Obligation Unlimited, Series B, 6.03%, 01/01/42	500,000	509,365
City of Chicago, Refunding Revenue Bonds, Series B, 5.50%, 01/01/35	1,465,000	1,561,060
City of Markham, Public Improvements Build America Bonds, General Obligation Unlimited, Series A, Callable 12/01/20 @ 100 (AGM), 7.40%, 12/01/25	1,250,000	1,408,075

INCOME FUND	11

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Illinois (cont.)
Henry Hospital District, Hospital Improvements Build America Bonds, General Obligation Unlimited, Series A, Callable 12/01/19 @ 100 (AGM), 6.65%, 12/01/29	$840,000	$916,944
Lake County Community Unit School District No. 187 North Chicago, School Improvements, General Obligation Unlimited, Series B, Callable 01/01/20 @ 100, (AGM) (OID), 7.13%, 01/01/35	1,000,000	1,082,430
Lake County School District No. 56, School Improvements Build America Bonds, General Obligation Unlimited, Callable 01/01/21 @ 100, 5.90%, 01/01/25	535,000	590,287
Northern Illinois University, University & College Improvements, Build America Revenue Bonds, Callable 04/01/20 @ 100 (AGM), 7.75%, 04/01/30	250,000	287,320
Northern Illinois University, University & College Improvements, Build America Revenue Bonds, Callable 04/01/20 @ 100 (AGM), 8.15%, 04/01/41	250,000	288,497
State of Illinois, Public Improvements Build America Bonds, General Obligation Unlimited, 6.63%, 02/01/35	1,885,000	1,947,375
Village of Glenwood, Public Improvements Build America Bonds, General Obligation Unlimited (AGM), 7.03%, 12/01/28	1,500,000	1,771,095
Village of Rosemont, Public Improvements, General Obligation Unlimited, Series B, (AGM) (OID), 6.13%, 12/01/30	500,000	547,590
Will County Forest Preservation District, Public Improvements Build America Bonds, General Obligation Limited, 5.71%, 12/15/30	400,000	438,216
		14,298,141

Indiana 0.36%
Evansville Redevelopment Authority, Recreational Facility Improvements, Build America Revenue Bonds, Series B, Callable 08/01/20 @ 100, 7.21%, 02/01/39	500,000	541,100

Kansas 0.30%
Kansas Development Finance Authority, Public Improvements, Build America Revenue Bonds, Callable 11/01/19 @ 100, 6.26%, 11/01/28	390,000	448,391

Kentucky 1.70%
Kentucky Municipal Power Agency, Electric Light & Power Improvements, Build America Revenue Bonds, Callable 09/01/20 @ 100 (AGM), 6.49%, 09/01/37	250,000	272,410

12	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Kentucky (cont.)
Paducah Independent School District Finance Corp., School Improvements Revenue Bonds, Callable 12/01/21 @ 100 (SEEK), 5.00%, 12/01/30	$1,000,000	$1,008,510
Perry County School District Finance Corp., School Improvements Revenue Bonds, Callable 12/01/21 @ 100 (SEEK), 5.00%, 12/01/30	1,000,000	1,003,830
Princeton Electric Plant Board, Electric Light & Power Improvements, Build America Revenue Bonds, Series B, Callable 11/01/19 @ 100, (Assured Guaranty) (OID), 7.00%, 11/01/42	250,000	270,417
		2,555,167

Louisiana 0.76%
Tangipahoa Parish Hospital Service District No. 1, Hospital Improvements, Build America Revenue Bonds, Callable 02/01/20 @ 100 (Assured Guaranty), 7.20%, 02/01/42	1,070,000	1,140,577

Massachusetts 0.88%
City of Worcester, Pension Funding, General Obligation Limited, (AGM) (OID), 6.25%, 01/01/28	240,000	265,726
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, Series B, 6.43%, 10/01/35	750,000	870,645
University of Massachusetts Building Authority, University & College Improvements Build America Revenue Bonds, Callable 05/01/19 @ 100, 6.57%, 05/01/39	165,000	187,113
		1,323,484

Michigan 4.91%
Avondale School District, School Improvements Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, (AGM) (Q-SBLF), 5.75%, 05/01/32	500,000	519,715
Chippewa Valley Schools, School Improvements Build America Bonds, General Obligation Unlimited, Series B, Callable 05/01/20 @ 100 (Q-SBLF), 6.60%, 05/01/30	150,000	162,655
Chippewa Valley Schools, School Improvements Build America Bonds, General Obligation Unlimited, Series B, Callable 05/01/20 @ 100 (Q-SBLF), 6.85%, 05/01/35	100,000	108,561
City of Oak Park, Public Improvements Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, 7.00%, 05/01/36	250,000	258,230

INCOME FUND	13

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Michigan (cont.)
Comstock Park Public Schools, School Improvements General Obligation Unlimited, Callable 05/01/21 @ 100 (Q-SBLF), 6.20%, 05/01/24	$200,000	$217,072
County of Oakland, Pension Funding, Certificate of Participation, Callable 04/01/14 @ 100 (OID), 6.25%, 04/01/26	1,000,000	1,031,630
Eastern Michigan University, University & College Improvements, Build America Revenue Bonds, Callable 02/15/19 @ 100, 7.21%, 02/15/38	250,000	267,133
L’Anse Creuse Public Schools, School Improvements Build America Bonds, General Obligation Unlimited, Series B, Callable 05/01/20 @ 100 (Q-SBLF), 6.59%, 05/01/40	200,000	215,666
Lincoln Consolidated School District, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, (AGM) (Q-SBLF), 6.83%, 05/01/40	250,000	264,585
Michigan Finance Authority, School Improvements Revenue Bonds, Callable 11/01/20 @ 100, 6.38%, 11/01/25	500,000	551,895
Michigan Finance Authority, School Improvements Revenue Bonds, Series C, Callable 05/01/21 @ 100 (Q-SBLF), 6.20%, 05/01/22	500,000	541,905
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A (OID), 7.31%, 06/01/34	2,880,000	2,115,792
Milan Area Schools, School Improvements Build America Bonds, General Obligation Unlimited, Callable 05/01/19 @ 100 (Q-SBLF) (OID), 7.10%, 05/01/34	400,000	439,116
Onsted Community Schools, School Improvements, General Obligation Unlimited, Callable 05/01/20 @ 100 (Q-SBLF), 5.90%, 05/01/27	150,000	159,929
St. Johns Public Schools, School Improvements Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100 (Q-SBLF), 6.65%, 05/01/40	250,000	271,925
St. Joseph School District, School Improvements Build America Bonds, General Obligation Unlimited, Series B, Callable 05/01/20 @ 100, (AGM) (Q-SBLF), 6.66%, 05/01/35	250,000	263,670
		7,389,479

Mississippi 0.39%
Mississippi Development Bank, Highway Improvements, Build America Revenue Bonds, Series B, 6.59%, 01/01/35	500,000	591,810

14	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Missouri 2.65%
City of Kansas City, Refunding Revenue Bonds, Series D, 7.83%, 04/01/40	$2,500,000	$2,896,600
City of Sedalia, Sewer Improvements Build America Bonds, Certificate of Participation, Callable 06/01/20 @ 100 (AGM), 6.50%, 06/01/24	250,000	282,790
City of St. Charles, Water Utility Improvements Build America Bonds, Certificate of Participation, Series B, Callable 08/01/20 @ 100, 5.65%, 02/01/30	250,000	262,095
Missouri Joint Municipal Electric Utility Commission, Electric Light & Power Improvements, Build America Revenue Bonds, 7.73%, 01/01/39	475,000	549,257
		3,990,742

Nebraska 0.15%
Nebraska Public Power District, Electric Light & Power Improvements, Build America Revenue Bonds, 5.32%, 01/01/30	200,000	222,802

Nevada 2.92%
City of Las Vegas, Public Improvements Build America Bonds, Certificate of Participation, Callable 09/01/19 @ 100 (OID), 7.75%, 09/01/29	1,100,000	1,291,884
County of Clark, Public Improvements Build America Bonds, General Obligation Limited, Series B, Callable 11/01/19 @ 100, 7.25%, 11/01/38	500,000	549,300
County of Clark, Transit Improvements Build America Bonds, General Obligation Limited, Callable 07/01/20 @ 100 (OID), 7.00%, 07/01/38	1,000,000	1,131,060
County of Washoe, Public Improvements, Build America Revenue Bonds, 7.88%, 02/01/40	250,000	298,515
Las Vegas Valley Water District, Water Utility Improvements Build America Bonds, General Obligation Limited, Series A, Callable 06/01/19 @ 100, 7.10%, 06/01/39	800,000	883,600
Pershing County School District, School Improvements Build America Bonds, General Obligation Limited, Series A, Callable 04/01/20 @ 100 (Permanent School Fund Guaranteed), 6.25%, 04/01/30	220,000	233,935
		4,388,294

INCOME FUND	15

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

New Jersey 4.22%
Essex County Improvement Authority, Refunding Revenue Bonds, Series B, Callable 10/01/15 @ 100, (AMBAC) (County Guaranteed) (OID), 5.00%, 10/01/24	$500,000	$515,700
New Jersey Economic Development Authority, Housing Revenue Bonds, Series A2, (XLCA), 6.31%, 07/01/26	750,000	798,818
New Jersey Economic Development Authority, School Improvements, Build America Revenue Bonds, Series CC-1, Callable 06/15/20 @ 100, 6.43%, 12/15/35	500,000	570,350
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, 7.40%, 07/01/40	1,000,000	1,106,640
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, 6.19%, 07/01/40	500,000	524,875
New Jersey State Turnpike Authority, Highway Improvements, Build America Revenue Bonds, Series A, 7.10%, 01/01/41	250,000	342,515
New Jersey Transportation Trust Fund Authority, Transit Improvements, Build America Revenue Bonds, Series C, Callable 12/15/20 @ 100, 6.10%, 12/15/28	1,800,000	1,928,448
South Jersey Transportation Authority, Highway Improvements, Build America Revenue Bonds, Series A (OID), 7.00%, 11/01/38	500,000	562,415
		6,349,761

New York 9.83%
Battery Park City Authority, Public Improvements, Build America Revenue Bonds, Series A, Callable 11/01/19 @ 100, 6.38%, 11/01/39	250,000	274,553
City of New York, Public Improvements Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100, 5.82%, 10/01/31	250,000	275,263
City of New York, Public Improvements Build America Bonds, General Obligation Unlimited, Series D, Callable 12/01/19 @ 100, 6.39%, 12/01/29	500,000	561,385
City of New York, Public Improvements Build America Bonds, General Obligation Unlimited, Series G-1, Callable 03/01/20 @ 100, 6.27%, 03/01/31	500,000	557,945
County of Nassau, Public Improvements Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100, 7.40%, 10/01/35	500,000	550,575

16	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

New York (cont.)
County of Nassau, Public Improvements Build America Bonds, General Obligation Unlimited, Series G (Assured Guaranty), 5.38%, 10/01/24	$500,000	$541,020
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.20%, 11/15/26	875,000	998,008
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 5.99%, 11/15/30	125,000	144,017
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.67%, 11/15/39	1,000,000	1,226,770
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.69%, 11/15/40	1,500,000	1,843,155
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, Callable 11/15/20 @ 100, 7.13%, 11/15/30	500,000	579,085
New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series I, Callable 05/01/19 @ 100, 6.42%, 11/01/39	2,500,000	2,647,650
New York City Industrial Development Agency, Recreational Facilities Improvements Revenue Bonds (NATL-RE), 5.90%, 03/01/46	550,000	499,807
New York City Municipal Water Finance Authority, Build America Refunding Revenue Bonds, Callable 06/15/20 @ 100, 6.12%, 06/15/42	250,000	270,585
New York City Municipal Water Finance Authority, Build America Refunding Revenue Bonds, Series EE, Callable 06/15/20 @ 100, 6.49%, 06/15/42	200,000	225,168
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Build America Revenue Bonds (State Aid Withholding), 6.83%, 07/15/40	500,000	638,005
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Build America Revenue Bonds, Callable 07/15/20 @ 100 (State Aid Withholding), 7.13%, 07/15/30	500,000	592,200
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 5.81%, 08/01/30	500,000	541,265
New York City Transitional Finance Authority, Public Improvements, Build America Revenue Bonds, Callable 05/01/20 @ 100, 5.72%, 05/01/30	1,000,000	1,098,920

INCOME FUND	17

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

New York (cont.)
New York Municipal Bond Bank Agency, Build America Refunding Revenue Bonds, Callable 12/15/19 @ 100 (GO OF BOND BANK), 6.88%, 12/15/34	$500,000	$539,540
Western Nassau County Water Authority, Water Utility Improvements, Build America Revenue Bonds, 6.70%, 04/01/40	150,000	181,421
		14,786,337

North Carolina 0.17%
County of Cabarrus, School Improvements Revenue Bonds, Callable 04/01/21 @ 100, 5.50%, 04/01/26	235,000	261,029

North Dakota 0.68%
North Dakota State Board of Higher Education, University & College Improvements, Build America Revenue Bonds, Callable 01/01/20 @ 100, 7.25%, 01/01/41	1,000,000	1,029,850

Ohio 2.84%
American Municipal Power, Inc., Build America Refunding Revenue Bonds, Callable 02/15/20 @ 100, 5.96%, 02/15/24	500,000	549,615
County of Cuyahoga, Hospital Improvements, Build America Revenue Bonds, 8.22%, 02/15/40	1,000,000	1,188,350
County of Franklin, Refunding Build America Bonds, General Obligation Limited, Series A, Callable 06/01/20 @ 100, 5.83%, 12/01/31	250,000	279,160
County of Franklin, Refunding Build America Bonds, General Obligation Limited, Series A, Callable 06/01/20 @ 100, 5.86%, 12/01/33	250,000	278,563
Franklin County Convention Facilities Authority, Economic Improvements, Build America Revenue Bonds, 6.64%, 12/01/42	500,000	542,800
Madison Local School District Lake County, School Improvements Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100 (School District Credit Program), 5.70%, 04/01/35	250,000	260,270
Mariemont City School District, Refunding Build America Bonds, General Obligation Unlimited, Callable 12/01/20 @ 100, 5.90%, 12/01/30	120,000	128,480
Springfield Local School District Summit County, School Improvements Build America Bonds, General Obligation Unlimited, Callable 09/01/19 @ 100 (School District Credit Program), 5.65%, 09/01/31	200,000	218,396

18	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Ohio (cont.)
State of Ohio, Public Improvements, Build America Revenue Bonds, Series B, Callable 10/01/19 @ 100, 6.52%, 10/01/28	$250,000	$295,573
Three Rivers Local School District, School Improvements Build America Bonds, General Obligation Unlimited, Callable 12/01/20 @ 100 (AGM), 6.37%, 12/01/47	500,000	524,315
		4,265,522

Oklahoma 0.36%
Bryan County Independent School District No. 72 Durant, School Improvements Build America Bonds, Certificate of Participation, Series A, Callable 12/01/19 @ 102 (OID), 6.80%, 12/01/33	500,000	540,450

Oregon 0.18%
Oregon State Department of Administrative Services, Hospital Improvements Build America Bonds, Certificate of Participation, Series B, Callable 05/01/20 @ 100, 6.18%, 05/01/35	250,000	267,577

Pennsylvania 2.15%
Mount Union Area School District, School Improvements Build America Bonds, General Obligation Limited, Callable 08/01/19 @ 100, (State Aid Withholding) (OID), 6.88%, 02/01/36	1,000,000	1,070,120
Philadelphia Authority For Industrial Development, Pension Funding Revenue Bonds, Series A, (AGM) (OID), 6.35%, 04/15/28	500,000	538,765
Pittsburgh Water & Sewer Authority, Refunding Revenue Bonds, Series A, (AGM), 6.61%, 09/01/24	300,000	343,692
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Recreational Facility Improvements Revenue Bonds, 7.04%, 11/01/39	1,000,000	1,119,530
Township of Bristol, Pension Funding, General Obligation Unlimited, Callable 09/15/18 @ 100 (AGM), 7.15%, 09/15/38	150,000	167,689
		3,239,796

Puerto Rico 0.66%
Puerto Rico Infrastructure Financing Authority, Port, Airport & Marina Improvements Revenue Bonds, Series A, 2.99%, 06/15/13	1,000,000	998,910

INCOME FUND	19

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

South Carolina 0.17%
Moncks Corner Regional Recreation Corp., Recreational Facility Improvements, Build America Revenue Bonds, Callable 12/01/20 @ 100, 6.55%, 12/01/39	$250,000	$262,333

South Dakota 0.28%
South Dakota State Building Authority, University & College Improvements, Build America Revenue Bonds, Callable 06/01/21 @ 100, 6.15%, 06/01/31	400,000	426,124

Tennessee 1.12%
Coffee County Public Building Authority, Public Improvements, Build America Revenue Bonds, Callable 06/01/19 @ 100, (Assured Guaranty) (County Guaranteed), 7.20%, 06/01/44	1,500,000	1,682,355

Texas 4.29%
Austin Community College District, University & College Improvements Revenue Bonds, Series A, Callable 02/01/19 @ 100, 5.00%, 02/01/26	985,000	1,028,281
City of Lancaster, Public Improvements Build America Bonds, General Obligation Limited, Series A, Callable 02/15/20 @ 100, 6.53%, 02/15/40	750,000	806,453
City of Laredo Sports Venue Sales Tax Revenue, Recreational Facility Improvements Revenue Bonds, Callable 03/15/18 @ 100, (AGM) (OID), 5.45%, 03/15/31	500,000	506,770
City of San Antonio, Public Improvements Build America Bonds, General Obligation Limited, Series B, Callable 08/01/20 @ 100, 6.04%, 08/01/40	250,000	278,783
County of Bexar, Public Improvements Build America Bonds, General Obligation Limited, Callable 06/15/19 @ 100, 5.76%, 06/15/40	500,000	546,910
County of Bexar, Public Improvements Build America Bonds, General Obligation Limited, Series C, Callable 06/15/19 @ 100, 6.63%, 06/15/39	500,000	553,665
Dallas Convention Center Hotel Development Corp., Public Improvements, Build America Revenue Bonds, 7.09%, 01/01/42	1,500,000	1,685,850
Ector County Hospital District, Hospital Improvements, Build America Revenue Bonds, Series B, Callable 09/15/20 @ 100, 7.18%, 09/15/35	250,000	264,285

20	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

Texas (cont.)
Orchard Cultural Education Facilities Finance Corp., Recreational Facility Improvements Revenue Bonds, Series B, Callable 11/15/20 @ 100, 6.48%, 11/15/34	$500,000	$567,915
Riesel Independent School District, School Improvements Build America Bonds, General Obligation Unlimited, Callable 08/15/19 @ 100 (Permanent School Fund Guaranteed), 5.54%, 08/15/40	200,000	209,072
		6,447,984

Utah 0.39%
Central Weber Sewer Improvement District, Sewer Improvements, Build America Revenue Bonds, Series B, Callable 03/01/19 @ 100, (Assured Guaranty) (OID), 6.38%, 03/01/34	500,000	581,935

Virginia 2.66%
Tobacco Settlement Financing Corp., Refunding Revenue Bonds, Series A-1, Callable 06/01/12 @ 100 (OID), 6.71%, 06/01/46	6,365,000	4,004,731

Washington 1.93%
City of Seattle, Electric Light & Power Improvements, Build America Revenue Bonds, (OID), 5.57%, 02/01/40	250,000	281,595
City of Tacoma, Parking Facility Improvements, General Obligation Limited, 5.14%, 12/01/25	340,000	367,506
County of King, Public Improvements, General Obligation Limited, Series D, 5.43%, 12/01/25	500,000	582,080
Cowlitz County Public Utility District No. 1, Electric Light & Power Improvements, Build America Revenue Bonds, 6.88%, 09/01/32	500,000	608,160
Douglas County Public Utility District No. 1, Electric Light & Power Improvements Revenue Bonds, Series A, 5.35%, 09/01/30	250,000	269,830
Klickitat County Public Utility District No. 1, Refunding Revenue Bonds, Callable 12/01/21 @ 100, 5.25%, 12/01/29	500,000	507,305
Snohomish County Public Utility District No. 1, Electric Light & Power Improvements, Build America Revenue Bonds, Series A (OID), 5.68%, 12/01/40	250,000	281,640
		2,898,116

INCOME FUND	21

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Principal Amount	Market Value

West Virginia 1.15%
Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A, 7.47%, 06/01/47	$2,400,000	$1,736,496
Total Municipal Bonds (Cost $114,446,199)		121,574,206

Corporate Bonds 5.36%
Alcoa, Inc., 5.55%, 02/01/17	250,000	266,885
Alcoa, Inc., 6.75%, 07/15/18	500,000	552,682
Altria Group, Inc., 9.25%, 08/06/19	250,000	336,177
Bank of America Corp., 5.00%, 05/13/21	1,000,000	912,490
Boston University, 5.20%, 10/01/45	385,000	414,534
Choice Hotels International, Inc., 5.70%, 08/28/20	200,000	208,319
Citigroup, Inc., 5.88%, 02/22/33	110,000	92,519
Digital Realty Trust L.P., 5.88%, 02/01/20	1,000,000	1,042,129
Energy Transfer Partners L.P., 4.65%, 06/01/21	115,000	112,866
Fifth Third Bancorp, 8.25%, 03/01/38	250,000	306,879
Goldman Sachs Group Inc. (The), 6.00%, 06/15/20	500,000	513,025
Goldman Sachs Group Inc. (The), 6.45%, 05/01/36	500,000	452,469
Kilroy Realty L.P., 4.80%, 07/15/18	100,000	98,906
Kinder Morgan Energy Partners L.P., 6.50%, 02/01/37	250,000	276,179
Liberty Property L.P., 6.63%, 10/01/17	355,000	401,909
Morgan Stanley, 5.75%, 01/25/21	1,000,000	934,411
National Retail Properties, Inc., 5.50%, 07/15/21	350,000	351,323
Prologis, 6.88%, 03/15/20	415,000	468,313
Simon Property Group L.P. REIT, 10.35%, 04/01/19	150,000	206,187
UDR, Inc., 5.25%, 01/15/15	110,000	117,082
Total Corporate Bonds (Cost $ 7,798,589)		8,065,284

	Shares

Preferred Stocks 9.43%

Financials 9.05%
Aviva PLC 8.25%	7,500	$188,400
Commonwealth REIT 7.50%	80,565	1,702,338
Equity Residential REIT Series N 6.48%	15,200	389,120
General Electric Capital Corp. 6.05%	7,605	195,068
Kimco Realty Corp. REIT Series F 6.65%	22,377	563,453
Kimco Realty Corp. REIT Series G 7.75%	26,100	672,075
Kimco Realty Corp. REIT Series H 6.90%	10,000	273,800
KKR Financial Holdings 8.38%	20,000	506,200
PS Business Parks, Inc. REIT Series O 7.38%	10,000	251,800
Public Storage REIT Series Q 6.50%	20,000	560,000
Public Storage REIT Series R 6.35%	60,000	1,614,600
Regency Centers Corp. REIT Series C 7.45%	45,200	1,146,724
Regency Centers Corp. REIT Series D 7.25%	6,496	162,595
Regency Centers Corp. REIT Series E 6.70%	15,000	374,550
Vornado Realty L.P. REIT 7.88%	41,159	1,131,049

22	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2011

	Shares	Market Value

Financials (cont.)
Vornado Realty Trust REIT Series E 7.00%	2,371	$60,105
Vornado Realty Trust REIT Series F 6.75%	20,800	$528,944
Vornado Realty Trust REIT Series G 6.63%	80,775	2,045,223
Vornado Realty Trust REIT Series H 6.75%	12,400	311,364
Vornado Realty Trust REIT Series I 6.63%	16,000	403,040
Vornado Realty Trust REIT Series J 6.88%	20,000	537,800
		13,618,248

Telecommunication Services 0.38%
Qwest Corp. 7.38%	2,500	66,350
United States Cellular Corp. 6.95%	19,200	511,104
		577,454
Total Preferred Stocks (Cost $12,383,661)		14,195,702

Total Investments — 96.36% (Cost $135,477,513*)		144,999,307
Cash and Other Assets Net of Liabilities — 3.64%		5,472,395

NET ASSETS — 100.00%		$150,471,702

AGM - Assured Guaranty Municipal

AMBAC - Insured by AMBAC Indemnity Corp.

GO - General Obligation

NATL-RE - Insured by National Public Finance Guarantee Corp.

OID - Original Issue Discount

Q-SBLF - Qualified School Bond Loan Fund

REIT - Real Estate Investment Trust

SEEK - Support Education Excellence in Kentucky

XLCA - Insured by XL Capital Assurance

* The aggregate cost for federal income tax purposes is $135,495,219 and net unrealized appreciation consists of:

Gross unrealized appreciation	$11,744,853
Gross unrealized depreciation	(2,240,765)
Net unrealized appreciation	$9,504,088

INCOME FUND	23

SCHEDULE OF ASSETS AND LIABILITIES	DECEMBER 31, 2011

ASSETS
Investments in securities at value (cost $135,477,513) (Note 1)	$144,999,307
Cash	4,309,800
Receivable for Fund shares sold	1,292,488
Dividends and interest receivable	2,139,978
Prepaid expenses	16,549
TOTAL ASSETS	152,758,122

LIABILITIES
Payable for Fund shares redeemed	424,746
Payable for investments purchased	1,549,117
Payable for investment advisory fees	46,589
Payable for distributions to shareholders	139,340
Payable for distribution fees (Note 3)	30,845
Other accrued expenses	95,783
TOTAL LIABILITIES	2,286,420
NET ASSETS	$150,471,702
Net assets applicable to 12,874,870 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$150,471,702
Net asset value and redemption price per share ($150,471,702 ÷ 12,874,870 shares)	$11.69
Maximum offering price per share ($11.69 ÷ 0.9525)	$12.27

SOURCE OF NET ASSETS
As of December 31, 2011, net assets consisted of:
Paid-in capital	$140,587,272
Undistributed net investment income	28,567
Accumulated net realized gain on investments	334,069
Net unrealized appreciation on investments	9,521,794
NET ASSETS	$150,471,702

See accompanying notes to financial statements.

24	SPIRIT OF AMERICA

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends	$ 720,578
Interest	7,564,848
TOTAL INVESTMENT INCOME	8,285,426

EXPENSES
Investment Advisory fees (Note 3)	681,897
Distribution fees (Note 3)	284,124
Accounting and Administration fees	163,955
Auditing fees	17,100
Chief Compliance Officer salary (Note 3)	6,255
Custodian fees	24,937
Directors’ fees	11,955
Insurance expense	25,793
Legal fees	11,624
Printing expense	52,070
Registration fees	16,541
Transfer Agent fees	179,231
Other expenses	1,937
TOTAL EXPENSES	1,477,419
Fees waived and reimbursed by Adviser (Note 3)	(227,275)
NET EXPENSES	1,250,144
NET INVESTMENT INCOME	7,035,282

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investment transactions	431,948
Net change in unrealized appreciation/depreciation of investments	9,300,947
Net realized and unrealized gain on investments	9,732,895
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,768,177

See accompanying notes to financial statements.

INCOME FUND	25

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

OPERATIONS
Net investment income	$ 7,035,282	$ 4,488,292
Net realized gain from investment transactions	431,948	533,466
Net change in unrealized appreciation/depreciation of investments	9,300,947	(1,331,694)
Net increase in net assets resulting from operations	16,768,177	3,690,064

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income	(7,080,684)	(4,415,311)
Distributions from realized gains	(157,461)	(474,132)
Total distributions to shareholders	(7,238,145)	(4,889,443)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	77,152,281	57,699,062
Shares issued from reinvestment of distributions	4,753,713	3,127,295
Shares redeemed	(30,002,794)	(10,830,485)
Increase in net assets derived from capital share transactions (a)	51,903,200	49,995,872
Total increase in net assets	61,433,232	48,796,493

NET ASSETS
Beginning of period	89,038,470	40,241,977
End of period	$150,471,702	$89,038,470

Undistributed net investment income	$ 28,567	$ 74,020

(a) Transactions in capital stock were:
Shares sold	6,798,807	5,222,596
Shares issued from reinvestment of distributions	421,277	285,004
Shares redeemed	(2,645,402)	(984,833)
Increase in shares outstanding	4,574,682	4,522,767

See accompanying notes to financial statements.

26	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009*
Net Asset Value, Beginning of Period	$10.73	$10.65	$10.00

Income from Investment Operations:
Net investment income	0.70 [1]	0.73 [1]	0.81 [1]
Net realized and unrealized gain on investments	0.98	0.14	0.80
Total from investment operations	1.68	0.87	1.61

Less Distributions:
Distributions from net investment income	(0.71)	(0.73)	(0.88)
Distributions from capital gains	(0.01)	(0.06)	(0.08)
Total distributions	(0.72)	(0.79)	(0.96)
Net Asset Value, End of Period	$11.69	$10.73	$10.65
Total Return[2]	16.12%	8.23%	17.10%
Ratios/Supplemental Data
Net assets, end of period (000)	$150,472	$89,038	$40,242
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.30%	1.35%	1.82%
After expense reimbursement or recapture	1.10%	1.10%	1.01%
Ratio of net investment income to average net assets	6.19%	6.64%	7.69%
Portfolio turnover	3.12%	16.79%	29.21%

[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Calculation does not reflect sales load.
*	The Fund commenced operations on December 31, 2008.

See accompanying notes to financial statements.

INCOME FUND	27

NOTES TO FINANCIAL STATEMENTS	DECEMBER 31, 2011

Note 1 - Significant Accounting Policies

Spirit of America Income Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end non-diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on December 31, 2008. The Fund seeks high current income, investing at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds (frequently called “junk” bonds), and collateralized mortgage obligations (“CMOs”). The Fund offers one class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

— Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

— Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

— Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

28	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2011

The summary of inputs used to value the Fund’s net assets as of December 31, 2011 is as follows:

Income Fund
Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments in Securities:
Preferred Stock	$14,195,702	$—	$—	$14,195,702
Corporate debt securities	—	8,065,284	—	8,065,284
Debt securities issued by States of the United States and political subdivisions of states	—	121,574,206	—	121,574,206
Collateralized debt obligations	—	1,164,115	—	1,164,115

Total	$14,195,702	$130,803,605	$—	$144,999,307

During the year ended December 31, 2011, the Fund recognized no transfers to/from Level 1 or Level 2.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December

15, 2011. At this time, the Funds do not have any Level 3 securities in their portfolios. To the extent the Funds’ portfolios were ever to be invested in such Level 3 securities, management will evaluate the implications of ASU No. 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes.

INCOME FUND	29

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2011

Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be declared daily and paid monthly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

Note 2 - Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2011, excluding short-term investments, were $49,890,913 and $3,432,383, respectively.

Note 3 - Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.60% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2011 were $681,897.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.10% of the average daily net assets of the Fund through April 30, 2012. For the year ended December 31, 2011, the Adviser reimbursed the Fund $227,275.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of December 31, 2011 was $520,922. Of this balance, $125,017 will expire in 2012, $168,630 will expire in 2013 and $227,275 will expire in 2014.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.25% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2011, fees paid to the Distributor under the Plan were $284,124.

30	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2011

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2011, sales charges received by the Distributor were $3,552,170. A contingent deferred sales charge of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $1,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2011, the Fund was allocated $6,255 of the Chief Compliance Officer’s salary.

Note 4 - Concentration and Other Risks

The Fund is non-diversified such that the Fund may invest a larger percentage of its assets in a given security than a diversified fund.

The Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Fund may invest in junk bonds.

The Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

Other risks include income risk, liquidity risk, prepayment risk on collateralized mortgage obligations, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

INCOME FUND	31

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2011

Note 5 - Federal Income Taxes

The tax character of distributions paid during the years ended December 31, 2011 and 2010 were as follows:

Tax Basis Distributions
	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions
12/31/2011	$7,112,532	$0	$125,613	$7,238,145
12/31/2010	$4,809,737	$0	$79,706	$4,889,443

Distribution classifications may differ from the Statement of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of December 31, 2011, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

Accumulated Net Investment Income	$46,273
Undistributed Long-Term Gain	334,069
Unrealized appreciation	9,504,088

Total Distributable Earnings	$9,884,430

At December 31, 2011, the Fund had no capital loss carryforwards or Deferred Post-October Losses.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act are effective for the Funds’ fiscal year ended December 31, 2011. Although the Act provides several benefits, including unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the four year period ended December 31, 2011, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6 - Reclassification

Permanent differences, incurred during the year ended December 31, 2011, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in-capital as follows:

Undistributed Net Investment Income	$(51)
Accumulated Net Realized Gains	51

Note 7 - Other Matters

On May 27, 2011, the Financial Industry Regulatory Authority (“FINRA”) filed a complaint against David Lerner Associates, Inc. (“DLA”), the Funds’ principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in

32	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2011

connection with the sale of various Apple REIT securites. In January 2012, FINRA amended its complaint to include allegations of false and misleading communications with the public in connection with certain correspondence with customers and investment seminars; and added David Lerner as an individual respondent. DLA intends to vigorously defend the complaints and expects to be vindicated in court. However, there cannot be any assurance that if FINRA and/or the class action plaintiffs were to ultimately be successful in the pursuit of the claims and if damages and/or other sanctions are assessed against DLA and/or Mr. Lerner, that such sanctions would not materially affect DLA’s ability to act as the Funds’ principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Management currently expects that any resolution of the action against the Distributor will not have a material adverse impact on the Funds. Neither the Company nor any of the Funds are a party to any of the above listed investigations or actions.

On May 7, 2010, each of William Mason, the Portfolio Manager for the Income Fund and DLA, the Funds’ principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of FINRA dated May 7, 2010, relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. Both Mr. Mason and DLA are vigorously defending this action. However, there cannot be any assurance that, if FINRA were to be successful in this action, and assess sanctions against Mr. Mason and/or DLA, such sanctions would not materially and adversely affect Mr. Mason’s ability to act as the Portfolio Manager for the Income Fund, and DLA’s ability to act as principal underwriter and distributor for the Funds, although it is not considered likely at this time that such material and adverse affects would occur.

Note 8 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income

For the year ended December 31, 2011, 0.18% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Qualified Interest Income

For the year ended December 31, 2011, 92.17% of the distributions paid by the Fund from ordinary income are designated as qualified interest income pursuant to The American Jobs Creation Act of 2004.

Qualified Short-Term Capital Gain Dividends

The Fund designates $31,366 as short-term capital gain distributions pursuant to section 871(k)(2) of the Internal Revenue Code for the year ended December 31, 2011.

INCOME FUND	33

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2011

Long-Term Capital Gain Dividends

The Fund designates $125,613 as long-term capital gain distributions pursuant to section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2011.

34	SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America Income Fund and Board of Directors Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of Spirit of America Income Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spirit of America Income Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 21, 2012

INCOME FUND	35

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT	DECEMBER 31, 2011

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on November 9, 2011, and reconvened on December 8, 2011, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, review and consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund and Spirit of America Income Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors, voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request any additional materials. In advance of the Meeting, the Board, including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15(c) questionnaire and the responses provided by the Adviser; (ii) information on the investment performance of the Funds and relevant indices over various time periods; (iii) sales and redemption data with respect to the Funds; (iv) the general investment outlook in the markets in which the Funds invest; (v) arrangements with respect to the distribution of the Funds’ shares; (vi) the procedures employed to determine the value of each Fund’s assets; (vii) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (viii) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (ix) information comparing the overall fees and specifically the fees under the Advisory Agreement with the fees paid by other similar mutual funds; (x) the Form ADV of the Adviser; and (xi) information comparing the performance of the Funds with the performance of other similar mutual funds; and (xii) a memorandum from Independent Counsel regarding the responsibilities of the Board related to the approval of the Advisory Agreement.

36	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2011

In evaluating the Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as other compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•	The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds.

At the Meeting, Independent Counsel also referred the Board to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of the investment advisory agreements on behalf of each of the Funds. Independent Counsel also informed the Board of the recent legal proceedings and U.S. Supreme Court actions with respect to Jones v. Harris Assocs. L.P. and Gallus v. Ameriprise Financial and it was noted that the decisions in both cases had essentially affirmed the Gartenberg standards. In addition, the Independent Directors met at length with Independent Counsel in executive session during the reconvening of the Meeting, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent

INCOME FUND	37

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2011

Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance results, especially over the long-term, consistent with the investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Lipper Inc. regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of the Funds. Recognizing that the fees paid by the Funds were higher than the medians in their peer groups, the Board nonetheless noted that the fees were still close to the median and that several peer funds had higher fees.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the

38	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2011

form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuance of the Advisory Agreement was in the best interests of each Fund.

INCOME FUND	39

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (75) Director, Chairman of the Board, President	Since 1998	President and founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	4	Director of Spirit of America Management Corp., the Company’s investment adviser; Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

Daniel Lerner[3] (50) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	4	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (75) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	4	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (75) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	4	Director of Freight Management Systems, Inc.

Richard Weinberger (75) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	4	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (58) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (51) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.
2	Each Director serves for an indefinite term, until his successor is elected.
3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.
4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

40	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Income Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended December 31, 2011, are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser
Spirit of America Management Corp.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Shareholder Services
BNY Mellon Investment Servicing (U.S.) Inc.
760 Moore Road
King of Prussia, PA 19406

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Counsel
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174

For additional information about the Spirit of America Income Fund, call (800) 452-4892 or (610) 382-7819.
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, risks, policies, expenses, and other information.

©Copyright 2011 Spirit of America SOAIN-AR11

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s code of ethics - filed herewith as an exhibit under 12(a)(1).

Item 3.	Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an “audit committee financial expert”; as such term is defined by the Securities and Exchange Commission.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years ended December 31, 2010 and December 31, 2011 are $69,400 and $72,800, respectively.

Audit-Related Fees

(b)

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for fiscal years ended December 31, 2010 and December 31, 2011 are $0 and $0, respectively.

Tax Fees

(c)

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for fiscal years ended December 31, 2010 and December 31, 2011 are $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item for fiscal years ended December 31, 2010 and December 31, 2011 are $0 and $0, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.

such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	0%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended December 31, 2010 and December 31, 2011 are $0 and $0, respectively.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Financial Officer Code of Ethics.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Spirit of America Investment Fund, Inc.

By (Signature and Title)*	/s/ David Lerner
David Lerner, Principal Executive Officer
(principal executive officer)

Date	3/6/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David Lerner
David Lerner, Principal Executive Officer
(principal executive officer)

Date	3/6/12

By (Signature and Title)*	/s/ Alan P. Chodosh
Alan P. Chodosh, Principal Financial Officer
(principal financial officer)

Date	3/6/12

* Print the name and title of each signing officer under his or her signature.